UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number (811-23474)

KKR Asset-Based Finance Fund
(Exact name of registrant as specified in charter)

555 California Street, 50th Floor
San Francisco, CA 94104
(Address of principal executive offices) (Zip code)

Lori Hoffman
KKR Credit Advisors (US) LLC
555 California Street, 50th Floor
San Francisco, CA 94104
(Name and address of agent for service)

(415) 315-3620
Registrant’s telephone number, including area code

Date of fiscal year end: October 31, 2026
Date of reporting period: April 30, 2026

Item 1. Reports to Stockholders.

KKR Asset-Based Finance Fund
(formerly, KKR Credit Opportunities Portfolio)
Semi-Annual Report

April 30, 2026

Asset-Based Finance Fund	April 30, 2026 (Unaudited)

The KKR Asset-Based Finance Fund (formerly, KKR Credit Opportunities Portfolio) (the “Fund”) files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-PORT within sixty days after the end of the period. The Fund’s Form N-PORT is available on the Commission’s website at www.sec.gov.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 will be available (i) without charge, upon request, by calling 855-862-6092; and (ii) on the Commission’s website at www.sec.gov.
INFORMATION ABOUT THE FUND’S TRUSTEES
The statement of additional information includes information about the Fund’s Trustees and is available without charge, upon request, by calling 855-862-6092 and by visiting the Commission’s website at www.sec.gov or the Fund’s website at https://kseries.kkr.com/kabf/.

Asset-Based Finance Fund	April 30, 2026 (Unaudited)

Management’s Discussion of Fund Performance

As a reminder, K-ABF was introduced to the market in December 2025 following a successful shareholder vote to convert an existing 1940 Act interval fund. The predecessor fund, established in March 2020, pursued an opportunistic credit strategy focused primarily on traded leveraged finance with a modest private credit allocation. Ultimately, our decision to evolve the Fund’s strategy and transition the legacy portfolio was driven by our conviction in the significant asset-based finance (“ABF”) opportunity set, as well as KKR’s differentiated global ABF capabilities.

Today, K-ABF is being positioned as an income-focused, private credit strategy that seeks to deliver attractive multi-sector exposure to the ABF market. The combination of portfolio diversification, contractual cash flows, and the collateral-backed nature of ABF investments are amongst the key benefits we believe investors can capture. Given that ABF is broadly considered non-corporate credit, the Fund can help investors broaden their sources of risk and return within a strategic allocation to private credit. Since the Fund conversion became effective on December 17, 2025, we have successfully transitioned a super majority of the portfolio across a range of ABF opportunities, as detailed below.

While markets are experiencing uncertainty and rapid change, we believe our strategy is well positioned to deliver for investors seeking resilient yield and compelling risk-adjusted returns across market cycles. The ABF market opportunity is over $6 trillion and is expected to grow to $9 trillion by 2029, creating significant opportunities for hands-on managers with experience and deep origination capabilities. KKR’s ABF team manages approximately $92 billion in capital as of March 31, 2026, with a global investment team bringing significant domain expertise and a multi-disciplinary approach to investing.

K-ABF Portfolio Transition

The portfolio has surpassed its ~80% target allocation to ABF investments as noted — an important transition milestone. As of April 2026, ABF exposures reached 89%, up from 12% in April 2025 under the legacy mandate before the strategy change was announced.

We have deployed capital across our core ABF sectors: Consumer (23%) & Residential (18%), Commercial Finance (14%), Hard Assets (24%), and Contractual Cash Flows (21%). Consistent with our approach, we’ve emphasized diversified, collateral-backed investments across 200+ positions and 20+ ABF sub-sectors. Remaining non-core exposures (11%)1 are being reduced programmatically, supported by a strong forward pipeline.

As of April 30, 2026, the Fund’s portfolio was comprised of the following:

We believe K-ABF’s “up-in-quality” approach and diversified portfolio construction are well-suited for the current environment. Our focus remains on patient deployment as we strategically rebalance — prioritizing strong
1 Legacy/non-core issuers by strategy include: Direct Lending: 3Pillar Global Inc, 48Forty Solutions LLC, AVE Holdings I Corp, Affordable Care Inc, Alacrity Solutions Group LLC, Apex Service Partners LLC, Athenahealth, CSafe Global, Civica, Dental365 LLC, Granicus Inc, Integrity Marketing Group LLC, Kestra Financial Inc, Laboratoires Vivacy SAS, Lipari Foods LLC, MB2 Dental Solutions LLC, Magna Legal Services LLC, Service Express Inc, Shaw Development LLC, Spotless Brands LLC, Time Manufacturing Co, Ultra Electronics, Zeus Industrial Products Inc, iNova Pharmaceuticals (Australia) Pty Limited. Traded Credit: Accuride Corp, Aimbridge Acquisition Co Inc, Belk, Champion/DSM engg, Dye & Durham Ltd, Flint, Merlin Entertainments, Milano Acquisition Corp, Multi-Color, Precisely Software Inc, SI Group Inc, SIRVA Worldwide Inc, ScionHealth, Truck Hero Inc, Ultra Electronics. Other: Accuride Corp, Flint, Foresight Energy LLC, Quorum Health, SI Group Inc, SIRVA Worldwide Inc, Yak Access LLC.

Asset-Based Finance Fund	April 30, 2026 (Unaudited)

counterparties, conservative structures, and collateral-backed investments to emphasize capital preservation and downside protection. K-ABF’s robust liquidity profile supports the management of capital flows and future investment activity. In an environment where investors could continue to favor consistent, durable outcomes, we believe K-ABF’s ~8% distribution yield and income-focused strategy remain compelling.

With strong execution by the team, we believe K-ABF is entering its next phase as a scaled, ABF-focused strategy. At the same time, recent market volatility coupled with longstanding secular tailwinds are creating a favorable backdrop for asset-based investing, which we believe allows KKR to leverage its consequential market position and breadth of sourcing to access differentiated, high-quality opportunities.

Fund Performance Update

KKR believes the Fund’s low leverage and access to differentiated origination channels position it to lean into periods of market volatility, including selectively deploying into dislocations where scale, sourcing, and structuring capabilities may support enhanced economics and stronger investor protections.

K-ABF has been performing in-line with expectations following its conversion and we expect some latency in reaching its steady state performance driven by the transition. For the six months ended April 30, 2026, the Fund’s total return, net of fees and inclusive of dividends, was as follows for each share class: +1.1% (Class I), +0.9% (Class D), +0.7% (Class U), +0.7% (Class T – No Sales Load) and -1.3% (Class T – With Sales Load)2. Since the Fund’s strategy conversion became effective on December 17, 2025 through April 30, 2026, the Fund’s total return for Class I was +1.12% (both gross and net of fees). On a one-year basis through April 30, 2026, the Fund delivered gross returns of +7.30% and net returns of +7.14%2.

For additional fund information, please visit our website at https://kseries.kkr.com/kabf/.

Market Activity: Public Credit

Markets entered 2026 amid persistent uncertainty, with tariffs, monetary policy shifts, and geopolitical events driving periodic credit market volatility. The Federal Reserve’s three consecutive 25-basis-point rate cuts in late 2025 lowered the target range to 3.50%–3.75%, but its subsequent pause through April 2026 reinforced a “higher-for-longer” rate outlook.

Income generation remained an important contributor to credit returns, while performance increasingly reflected differentiation across issuers, sectors, and capital structures. Higher-quality credits performed more consistently, while weaker structures faced greater volatility and dispersion. Refinancing and repricing activity represented a significant portion of leveraged finance issuance, with gross global volumes totaling approximately $9843 billion in 2025 — driven primarily by refinancing rather than new-money M&A financing. Investor demand remained strong relative to net supply, supporting favorable conditions for higher-quality issuers.

As the credit cycle matured, defaults generally reflected issuer-specific pressures rather than broad-based deterioration. Investor focus shifted toward refinancing risk, structural protections, and cash flow durability, with underwriting discipline and careful asset selection remaining key considerations. Taken together, the combination of a higher-for-longer rate environment, increasing credit differentiation, and appetite for high-quality income assets is creating a favorable backdrop for disciplined, asset-based credit strategies with differentiated origination and structuring capabilities.

Market Activity: Private Credit

Private credit deployment slowed meaningfully in the first quarter of 2026 as macroeconomic uncertainty and heightened market volatility weighed on deal activity and investor sentiment. Direct lending deal volume fell to a one-year low, with leveraged buyout financing reaching its lowest level since the third quarter of 2023 as sponsors largely remained on the sidelines. This slowdown was also reflected in business development company (“BDC”) portfolios — gross fundings among top publicly traded BDCs declined to roughly $5.7 billion4, the lowest level tracked in two years, driven in part by a pronounced pullback in technology-sector deployments following software sector rebalancing. At the same time, a record surge in investor redemption requests led most major non-traded BDCs to cap shareholder repurchases at their standard 5% quarterly limits.

Private credit markets continued to benefit from the structural retrenchment of traditional banks. Facing stricter regulatory capital frameworks and liquidity constraints, banks accelerated the syndication and offloading of asset-backed portfolios. This retrenchment expanded the opportunity set for non-bank private credit lenders, particularly within the ABF space. Simultaneously, the continued shift from capital-heavy to more capital-light business models
2 Performance data from U.S. Bank as of April 30, 2026.
3 Pitchbook | LCD, JPMorgan Research and KKR Credit Analysis as of December 31, 2025.
4 Pitchbook | LCD, JPMorgan Research and KKR Credit Analysis as of April 30, 2026.

Asset-Based Finance Fund	April 30, 2026 (Unaudited)

drove borrowers to increasingly monetize non-core assets, improve liquidity, and optimize balance sheets, including sale-leasebacks, structured partnerships and carve-outs, thereby creating a growing pipeline of asset-backed financing opportunities across cash flow-oriented sectors.

Thoughts on the Forward

As we look ahead, we believe increased dispersion across credit markets will continue to reward disciplined underwriting, conservative structuring, and measured deployment of capital. Our focus remains on managing the Fund with a long-term perspective, prioritizing capital preservation, income predictability, and prudent growth over short-term expansion.

The case for elevated volatility has not diminished, but neither have the defensive qualities that make well-structured Private Credit portfolios resilient through turbulent economic cycles. What’s more, in an environment where investors may continue to favor consistent, durable outcomes, we believe K-ABF’s highly diversified framework and income-focused objective remain compelling. Coupled with the breadth, scale advantages and investment resources of KKR’s Private Credit platform, we believe K-ABF is well equipped to capitalize on whatever comes next in Private Credit and the capital markets more broadly.
Disclosures
Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when sold, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. An investment in the Fund involves risk, including the risk of loss of principal. For a discussion of the Fund’s risks, see Risk Considerations, Note 3 to the consolidated financial statements. Call 855-330-3927 or visit https://kseries.kkr.com/kabf/ for performance results current to the most recent calendar quarter-end. Must be preceded or accompanied by a prospectus.
An imbalance in supply and demand in the income market may result in valuation uncertainties and greater volatility, less liquidity, widening credit spreads and a lack of price transparency in the market. Investments in income securities may be affected by changes in the creditworthiness of the issuer and are subject to the risk of non–payment of principal and interest. The value of income securities also may decline because of real or perceived concerns about the issuer’s ability to make principal and interest payments. Borrowing to increase investments (leverage) will exaggerate the effect of any increase or decrease in the value of Fund investments. Investments rated below investment grade (typically referred to as “junk”) are generally subject to greater price volatility and illiquidity than higher rated investments. As interest rates rise, the value of certain income investments is likely to decline. Senior loans are subject to prepayment risk. Investments in foreign instruments or currencies can involve greater risk and volatility than US investments because of adverse market economic, political, regulatory, geopolitical or other conditions. Changes in the value of investments entered for hedging purposes may not match those of the position being hedged. The Fund may engage in other investment practices that may involve additional risks.

Asset-Based Finance Fund	April 30, 2026 (Unaudited)

Consolidated Schedule of Investments
(in thousands, except share data)

Issuer	Asset	Reference Rate & Spread	Maturity Date	Currency	Par	Fair Value	Footnotes
Leveraged Loans - 26.98%

Aerospace & Defense - 0.02%
Ultra Electronics Holdings Ltd	TL 1L B 11/21	EURIBOR + 3.75%	8/6/2029	EUR	104	$123

Air Freight & Logistics - 0.09%
CSafe Global	Revolver 1L 03/24	SOFR + 5.75%	3/8/2029	USD	36	15	(b) (f)
CSafe Global	TL 1L 03/24	SONIA + 5.75%	12/14/2028	GBP	48	65	(b)
CSafe Global	TL 1L 03/24 Incremental	SOFR + 5.75%	12/14/2028	USD	342	342	(b)
CSafe Global	TL 1L DD 03/24	SOFR + 5.75%	12/14/2028	USD	14	14	(b)

Application Software - 0.04%
Granicus Inc	Revolver 1L 01/24	SOFR + 5.25%	1/17/2031	USD	23	3	(b) (f)
Granicus Inc	TL 1L 01/24	2.00% PIK, SOFR + 3.50%	1/17/2031	USD	167	167	(b) (c)
Granicus Inc	TL 1L DD 01/24	2.00% PIK, SOFR + 3.00%	1/17/2031	USD	25	25	(b) (c)

Broadcasting - 0.04%
SCRIPPS SPV LLC	Revolver 1L 04/25	SOFR + 6.25%	3/31/2028	USD	381	221	(b) (f)

Commercial Printing - 0.02%
Multi-Color Corp	TL 1L B 10/21		10/30/2028	EUR	134	70	(d)
Multi-Color Corp	TL 1L DD 02/26	SOFR + 6.75%	12/2/2026	USD	11	11

Commodity Chemicals - 0.28%
SI Group Inc	TL 1L 12/25	5.00% PIK, SOFR + 1.00%	12/31/2030	USD	1,443	1,443	(b) (c)

Construction & Engineering - 1.41%
Fortna AR LLC	Revolver 1L 01/25	SOFR + 4.75%	6/1/2029	USD	513	513	(b)
Wood Group Receivables LLC	Revolver 1L 09/25	SOFR + 5.50%	10/31/2028	USD	14,363	6,689	(b) (f)

Construction Machinery & Heavy Transportation Equipment - 1.25%
Accuride Corp	TL 1L 03/25	3.00% PIK, SOFR + 1.50%	3/7/2030	USD	3,375	6,213	(b) (c)
Shaw Development LLC	TL 1L 10/23	SOFR + 6.00%	10/30/2029	USD	146	144	(b)

Consumer Finance - 1.22%
BHG Funding 09 Trust	TL 03/26 Tranche 1 Class A	4.76%	3/17/2036	USD	1,094	1,094	(b)
BHG Funding 09 Trust	TL 03/26 Tranche 1 Class B	5.63%	3/17/2036	USD	470	470	(b)
BHG Funding 09 Trust	TL 03/26 Tranche 1 Class C	5.99%	3/17/2036	USD	105	105	(b)
BHG Funding 09 Trust	TL 03/26 Tranche 1 Class D	6.34%	3/17/2036	USD	323	323	(b)
BHG Funding 09 Trust	TL 03/26 Tranche 1 Class E	6.83%	3/17/2036	USD	540	540	(b)
BHG Funding 09 Trust	TL 03/26 Tranche 1 Class F	8.39%	3/17/2036	USD	270	270	(b)
Discover Financial Services	TL 1L DD 09/24	15.00%	9/6/2034	USD	726	726	(b)
Navient Corp	TL 06/25 Class B	SOFR + 2.20%	6/15/2072	USD	1,371	1,371	(b)
See accompanying notes to consolidated financial statements.

Asset-Based Finance Fund	April 30, 2026 (Unaudited)

Issuer	Asset	Reference Rate & Spread	Maturity Date	Currency	Par	Fair Value	Footnotes
Navient Corp	TL 06/25 Class C	SOFR + 3.15%	6/15/2072	USD	1,098	$1,098	(b)
Sallie Mae Levered	Revolver B 11/25	SOFR + 2.75%	11/22/2032	USD	252	223	(b) (f)

Diversified Chemicals - 0.14%
Styron Receivables Funding Designated Activity Company	Revolver 1L 07/24	SOFR + 4.75%	1/18/2028	USD	732	713	(b) (f)

Diversified Support Services - 0.14%
Apex Service Partners LLC	Revolver 1L 09/24	SOFR + 5.00%	10/24/2029	USD	26	12	(b) (f)
Apex Service Partners LLC	DDTL 1L 09/24	SOFR + 5.00%	10/24/2030	USD	77	77	(b)
Apex Service Partners LLC	TL 1L 09/24	SOFR + 5.00%	10/24/2030	USD	298	301	(b)
Apex Service Partners LLC	TL Unsec 10/23	14.25% PIK	4/23/2031	USD	91	94	(b) (c)
Apex Service Partners LLC	TL Unsec DD 10/23	14.25% PIK	4/23/2031	USD	44	46	(b) (c)
Service Express Inc	Revolver 1L 12/25	SOFR + 4.50%	12/23/2032	USD	27	—	(b) (f)
Service Express Inc	TL 1L A 12/25	SOFR + 4.50%	12/23/2032	USD	205	204	(b)
Service Express Inc	TL 1L DD 12/25	SOFR + 4.50%	12/23/2032	USD	37	—	(b) (f)

Electrical Components & Equipment - 2.17%
Sunrun Charis Portfolio 2023 LLC	TL 1L 07/23	6.93%	7/30/2053	USD	5,014	5,138	(b)
Sunrun Romulus Portfolio 2024 LLC	TL 1L 02/24	6.48%	1/31/2054	USD	5,906	5,925	(b)

Environmental & Facilities Services - 0.31%
48Forty Solutions LLC	Revolver 1L 01/26	SOFR + 4.75%	1/14/2031	USD	264	—	(b) (f)
48Forty Solutions LLC	TL 1L 01/26 (3rd Out)	SOFR + 5.25%	1/14/2031	USD	881	881	(b)
48Forty Solutions LLC	TL 1L 01/26 (Second Out)	SOFR + 5.00%	1/14/2031	USD	689	689	(b)
48Forty Solutions LLC	TL 1L DD 01/26	SOFR + 4.75%	1/14/2031	USD	66	—	(b) (f)

Food Distributors - 0.17%
Lipari Foods LLC	TL 1L 10/22	SOFR + 6.50%	10/31/2028	USD	748	747	(b)
Lipari Foods LLC	TL 1L DD 10/22	SOFR + 6.50%	10/31/2028	USD	96	96	(b)

Health Care Equipment - 0.05%
Zeus Industrial Products Inc	Revolver 1L 02/24	SOFR + 5.45%	2/28/2030	USD	36	3	(b) (f)
Zeus Industrial Products Inc	TL 1L 02/24	3.00% PIK, SOFR + 3.00%	2/28/2031	USD	260	245	(b) (c)
Zeus Industrial Products Inc	TL 1L DD 02/24	SOFR + 5.45%	2/28/2031	USD	24	23	(b)

Health Care Facilities - 0.32%
ScionHealth	TL 1L B 12/21		12/23/2028	USD	2,351	1,627	(d)

Health Care Services - 0.89%
Affordable Care Inc	Revolver 1L 08/21		8/2/2027	USD	177	126	(b) (d) (f)
Affordable Care Inc	TL 1L 08/21		8/2/2028	USD	1,637	1,177	(b) (c) (d)
Affordable Care Inc	TL 1L DD 08/21		8/2/2028	USD	294	212	(b) (c) (d)
Affordable Care Inc	TL 1L DD 08/23		8/2/2028	USD	319	229	(b) (c) (d)
AVE Holdings I Corp	Revolver 1L 02/22	SOFR + 5.50%	2/25/2028	USD	197	(16)	(b) (f)
See accompanying notes to consolidated financial statements.

Asset-Based Finance Fund	April 30, 2026 (Unaudited)

Issuer	Asset	Reference Rate & Spread	Maturity Date	Currency	Par	Fair Value	Footnotes
AVE Holdings I Corp	TL 1L 02/22	SOFR + 5.50%	2/25/2028	USD	1,126	$1,032	(b)
AVE Holdings I Corp	TL 1L DD 02/22	SOFR + 5.50%	2/25/2028	USD	69	63	(b)
AVE Holdings I Corp	TL 1L DD 11/22	SOFR + 5.50%	2/25/2028	USD	522	478	(b)
Dental365 LLC	Revolver 1L 05/24	SOFR + 5.00%	5/5/2028	USD	32	2	(b) (f)
Dental365 LLC	TL 1L 05/24	SOFR + 5.00%	8/5/2028	USD	86	86	(b)
Dental365 LLC	TL 1L DD 05/24	SOFR + 5.00%	8/7/2028	USD	85	85	(b)
Dental365 LLC	TL 1L DD 05/24	SOFR + 5.00%	8/5/2028	USD	47	47	(b)
MB2 Dental Solutions LLC	Revolver 1L 02/24	SOFR + 5.50%	2/13/2031	USD	21	3	(b) (f)
MB2 Dental Solutions LLC	TL 1L 02/24	SOFR + 5.50%	2/13/2031	USD	300	303	(b)
MB2 Dental Solutions LLC	TL 1L DD 1 02/24	SOFR + 5.50%	2/13/2031	USD	62	63	(b)
MB2 Dental Solutions LLC	TL 1L DD 2 02/24	SOFR + 5.50%	2/13/2031	USD	43	44	(b)
MB2 Dental Solutions LLC	TL Mezz 10/24	14.50% PIK	8/13/2031	USD	624	615	(b) (c)

Health Care Technology - 0.58%
Milano Acquisition Corp	TL 1L 08/20	SOFR + 4.00%	10/1/2027	USD	2,979	2,934

Human Resource & Employment Services - 0.42%
SIRVA Worldwide Inc	TL 1L 08/24	SOFR + 8.00%	2/20/2029	USD	269	269	(b)
SIRVA Worldwide Inc	TL 1L 08/24	5.00% PIK, SOFR + 3.00%	8/20/2029	USD	1,180	867	(b) (c)
SIRVA Worldwide Inc	TL 1L DD 08/24	SOFR + 8.00%	2/20/2029	USD	1,008	1,008	(b)

Industrial Machinery & Supplies & Components - 0.36%
Time Manufacturing Co	Revolver 1L 12/21	SOFR + 6.50%	12/1/2027	USD	154	85	(b) (f)
Time Manufacturing Co	TL 1L 06/22	EURIBOR + 6.50%	12/1/2027	EUR	373	368	(b)
Time Manufacturing Co	TL 1L 12/21	SOFR + 6.50%	12/1/2027	USD	923	777	(b)
Time Manufacturing Co	TL 1L 12/21	EURIBOR + 6.50%	12/1/2027	EUR	595	588	(b)

Insurance Brokers - 0.65%
Integrity Marketing Group LLC	TL 1L 08/24	SOFR + 5.00%	8/25/2028	USD	3,301	3,301	(b)

IT Consulting & Other Services - 0.45%
3Pillar Global Inc	Revolver 1L 11/21	SOFR + 6.00%	11/23/2026	USD	186	41	(b) (f)
3Pillar Global Inc	TL 1L 11/21	SOFR + 6.00%	11/23/2027	USD	1,872	1,689	(b)
3Pillar Global Inc	TL 1L DD 11/21	SOFR + 6.00%	11/23/2027	USD	603	544	(b)

Leisure Facilities - 0.90%
Aimbridge Acquisition Co Inc	TL 1L 02/25	SOFR + 5.50%	3/11/2030	USD	2,699	2,699	(b)
Aimbridge Acquisition Co Inc	TL 1L 02/25	6.00% PIK, SOFR + 1.50%	3/11/2030	USD	1,879	1,879	(b) (c)

Movies & Entertainment - 1.97%
Cast & Crew LLC	Revolver 1L 04/26	SOFR + 4.75%	12/31/2028	USD	14,309	10,016	(b) (f)

Other Specialized REITs - 0.71%
Pretium Partners LLC P1	P1 Mezz TL Unsec 08/19	5.25% PIK + 2.75% Cash	10/22/2026	USD	433	433	(b) (c)
See accompanying notes to consolidated financial statements.

Asset-Based Finance Fund	April 30, 2026 (Unaudited)

Issuer	Asset	Reference Rate & Spread	Maturity Date	Currency	Par	Fair Value	Footnotes
Pretium Partners LLC P2	TL 1L 12/21	11.00%	12/16/2029	USD	3,271	$3,205	(b)

Passenger Airlines - 4.64%
Bond Aviation Holdings LLC	TL 1L DD 10/25	9.00%	10/20/2033	USD	3,956	465	(b) (f)
Bond Aviation Holdings LLC	TL 1L DD 10/25	9.00%	10/9/2033	USD	14,999	8,728	(b) (f)
Philippine Airlines 777	TL 1L DD 07/25	6.51%	10/26/2027	USD	3,524	2,149	(b) (f)
Philippine Airlines 777	TL 1L DD 07/25	6.50%	12/11/2027	USD	3,523	2,147	(b) (f)
Setna SPV I	TL 1L DD 10/25	5.86%	12/2/2031	USD	8,023	7,838	(b) (f)
Vietjet Aviation JSC	TL 1L DD 03/25	9.36%	3/28/2037	USD	2,304	2,305	(b)

Pharmaceuticals - 0.37%
iNova Pharmaceuticals (Australia) Pty Limited	TL 1L B 11/24	BBSY + 4.75%	11/15/2031	AUD	1,303	942	(b)
iNova Pharmaceuticals (Australia) Pty Limited	TL 1L DD C 11/24	BBSY + 4.75%	11/15/2031	AUD	149	—	(b) (f)
Laboratoires Vivacy SAS	TL 1L B 03/23	EURIBOR + 6.70%	3/20/2030	EUR	815	923	(b) (c)
Laboratoires Vivacy SAS	TL 1L DD 03/23	EURIBOR + 6.70%	3/20/2030	EUR	63	9	(b) (f)

Property & Casualty Insurance - 0.39%
Alacrity Solutions Group LLC	Revolver 1L 02/25	SOFR + 5.25%	2/28/2030	USD	507	—	(b) (f)
Alacrity Solutions Group LLC	TL 1L 02/25	5.25% PIK, SOFR + 1.00%	2/28/2030	USD	1,091	1,091	(b) (c)
Alacrity Solutions Group LLC	TL 1L DD 02/25	SOFR + 5.25%	2/28/2030	USD	674	—	(b) (f)
Alacrity Solutions Group LLC	TL Mezz 02/25	SOFR + 8.00% PIK	2/28/2030	USD	1,141	901	(b) (c)

Real Estate Operating Companies - 0.20%
Opendoor Labs Inc	TL DD 02/25	12.50%	2/25/2029	USD	1,487	1,007	(b) (f)

Single-Family Residential REITs - 1.64%
Avenue One PropCo	TL Unsec DD 03/24	7.00% PIK	3/15/2034	USD	8,350	8,350	(b) (c)

Soft Drinks & Non-alcoholic Beverages - 0.38%
TPSI Receivables LLC	Revolver 1L 02/25	SOFR + 4.75%	1/24/2029	USD	5,129	1,939	(b) (f)

Specialized Consumer Services - 0.08%
Sotheby's	Revolver 1L 02/26	SOFR + 4.75%	2/2/2029	USD	9,030	—	(b) (f)
Spotless Brands LLC	TL 1L 02/23	SOFR + 5.75%	7/25/2028	USD	151	152	(b)
Spotless Brands LLC	TL 1L DD 02/23	SOFR + 5.75%	7/25/2028	USD	230	232	(b)

Specialized Finance - 0.02%
BHG FUNDING 05 LLC	TL 1L DD 11/22	SOFR + 3.93%	11/8/2027	USD	110	111	(b)

Specialty Chemicals - 3.87%
Champion/DSM engg	TL 1L B1 03/23	SOFR + 5.50%	3/29/2030	USD	6,954	6,144
Flint Group GmbH	TL 2L B 09/23		12/29/2028	USD	425	21	(c) (d)
VIB Trade Receivables DAC (FKA Vibrantz Technologies Inc)	Revolver 1L 12/25	SOFR + 4.75%	4/23/2029	USD	19,933	13,574	(b) (f)

Systems Software - 0.81%
Civica Group Ltd	TL 1L 08/23	BBSW + 5.50%	8/30/2030	AUD	12	9	(b)
See accompanying notes to consolidated financial statements.

Asset-Based Finance Fund	April 30, 2026 (Unaudited)

Issuer	Asset	Reference Rate & Spread	Maturity Date	Currency	Par	Fair Value	Footnotes
Civica Group Ltd	TL 1L 08/23	SONIA + 5.50%	8/30/2030	GBP	222	$291	(b)
Civica Group Ltd	TL 1L DD 08/23	SONIA + 5.50%	8/30/2030	GBP	94	55	(b) (f)
Precisely Software Inc	TL 2L 03/21	SOFR + 7.25%	4/23/2029	USD	5,149	3,791
Total LEVERAGED LOANS (Amortized cost $142,003)						$137,525

High Yield Securities - 7.35%

Application Software - 0.32%
Dye & Durham Ltd	8.625% 04/2029	4/15/2029	USD	1,879	$1,640	(e)

Automotive Parts & Equipment - 0.22%
Truck Hero Inc	6.250% 07/2031	7/31/2031	USD	2,948	1,128	(e)

Consumer Finance - 5.90%
Global Lending Services LLC	12.500% 02/2033	2/5/2033	USD	140	140	(b) (c)
Global Lending Services LLC	12.500% 02/2034	2/5/2034	USD	147	147	(b)
Global Lending Services LLC	12.500% 05/2033	5/5/2033	USD	84	84	(b)
Global Lending Services LLC	12.500% 08/2033	8/5/2033	USD	81	81	(b)
Global Lending Services LLC	12.500% 11/2033	11/5/2033	USD	140	140	(b)
Global Lending Services LLC	12.500% 12/2032	12/31/2032	USD	91	91	(b) (c)
Global Lending Services LLC	12.500% 12/2032	12/31/2032	USD	130	130	(b) (c)
Newday Group Jersey Ltd	12.750% 08/2036	8/26/2036	GBP	15,806	21,508	(b) (c)
Sallie Mae Levered	13.000% 01/2034	1/27/2034	USD	2,861	2,861	(b)
Sallie Mae Levered	13.000% 03/2034	3/26/2034	USD	367	367	(b)
Sallie Mae Levered	13.000% 03/2034	3/11/2034	USD	769	769	(b)
Sallie Mae Levered	13.000% 04/2034	4/21/2034	USD	784	784	(b) (c)
Sallie Mae Levered	13.000% 11/2033	11/26/2033	USD	2,597	2,597	(b)
Vehicle Secured Funding Trust	15.000% 01/2046	1/25/2046	USD	324	324	(b) (c)

Leisure Facilities - 0.01%
Merlin Entertainments PLC	7.375% 06/2030	6/15/2030	EUR	41	43	(e)

Marine Transportation - 0.11%
Galaxy Container	13.600% 04/2034	4/14/2034	USD	411	411	(b) (c)
Galaxy Container	8.600% 01/2034	1/22/2034	USD	130	130	(b) (c)

Property & Casualty Insurance - 0.80%
IQUW UK Ltd	8.807% 01/2035 Senior HoldCo	3/19/2035	USD	3,552	4,093	(b) (h)
TOTAL HIGH YIELD SECURITIES (Amortized cost $38,422)					$37,469

See accompanying notes to consolidated financial statements.

Asset-Based Finance Fund	April 30, 2026 (Unaudited)

Issuer	Asset	Reference Rate & Spread	Maturity Date	Currency	Par	Fair Value	Footnotes
Asset Backed Securities - 51.41%

Consumer Finance - 7.17%
Consumer Portfolio Services Auto Trust 2025-D	CPS 2025-D E	7.69%	5/16/2033	USD	5,000	$5,095	(e)
CPS Auto Receivables Trust 2026-B	CPS 2026-B E	7.14%	11/15/2033	USD	3,500	3,497	(e)
CPS Auto Securitization Trust 2026-1	CPS 2026-1 A	8.75%	5/17/2033	USD	10,083	10,014	(b) (e)
Hilton Grand Vacations Trust 2026-1	HGVT 2026-1A D	7.21%	2/25/2043	USD	7,000	7,011	(e)
Laurel Road Prime Student Loan Trust 2017-B	DRB 2017-B R	7.50%	8/25/2042	USD	1	1,200	(b) (e)
NALP Business Loan Trust 2026-1	NALP 2026-1 A	5.72%	6/26/2051	USD	1,413	1,407	(e)
Sunrun Bacchus Issuer 2025-1 LLC	SUNRN 2025-1A A2B	6.41%	4/30/2060	USD	8,317	8,335	(e)

Diversified Real Estate Activities - 16.76%
HTAP Issuer Trust 2025-2	HTAP 2025-2 A	6.50%	6/25/2043	USD	4,712	4,684	(e)
HTAP Issuer Trust 2025-2	HTAP 2025-2 B	8.00%	6/25/2043	USD	829	815	(e)
HTAP Issuer Trust 2025-3	HTAP 2025-3 A	6.00%	11/25/2043	USD	15,739	15,441	(e)
HTAP Issuer Trust 2025-3	HTAP 2025-3 B	7.50%	11/25/2043	USD	538	523	(e)
Morgan Stanley Residential Mortgage Loan Trust 2025-DSC3	MSRM 2025-DSC3 AIOS	0.33%	9/25/2070	USD	69,268	417	(e) (g)
Morgan Stanley Residential Mortgage Loan Trust 2025-DSC3	MSRM 2025-DSC3 B1	6.43%	9/25/2070	USD	1,994	1,961	(e) (g)
Morgan Stanley Residential Mortgage Loan Trust 2025-DSC3	MSRM 2025-DSC3 B2	7.19%	9/25/2070	USD	2,285	2,237	(e) (g)
Morgan Stanley Residential Mortgage Loan Trust 2025-DSC3	MSRM 2025-DSC3 B3	7.19%	9/25/2070	USD	1,160	1,062	(e) (g)
Morgan Stanley Residential Mortgage Loan Trust 2025-DSC3	MSRM 2025-DSC3 XS	2.00%	9/25/2070	USD	69,268	3,852	(e) (g)
Morgan Stanley Residential Mortgage Loan Trust 2025-HX1	MSRM 2025-HX1 AIOS	0.33%	3/25/2070	USD	40,314	209	(e) (g)
Morgan Stanley Residential Mortgage Loan Trust 2025-HX1	MSRM 2025-HX1 B1	7.25%	3/25/2070	USD	1,124	1,132	(e) (g)
Morgan Stanley Residential Mortgage Loan Trust 2025-HX1	MSRM 2025-HX1 B2	7.25%	3/25/2070	USD	1,248	1,231	(e) (g)
Morgan Stanley Residential Mortgage Loan Trust 2025-HX1	MSRM 2025-HX1 B3	7.25%	3/25/2070	USD	824	801	(e) (g)
Morgan Stanley Residential Mortgage Loan Trust 2025-HX1	MSRM 2025-HX1 XS	1.07%	3/25/2070	USD	40,314	986	(e) (g)
Morgan Stanley Residential Mortgage Loan Trust 2025-NQM6	MSRM 2025-NQM6 AIOS	0.33%	7/25/2070	USD	69,719	388	(e) (g)
Morgan Stanley Residential Mortgage Loan Trust 2025-NQM6	MSRM 2025-NQM6 B1	6.65%	7/25/2070	USD	1,577	1,568	(e) (g)
Morgan Stanley Residential Mortgage Loan Trust 2025-NQM6	MSRM 2025-NQM6 B2	7.19%	7/25/2070	USD	1,826	1,791	(e) (g)
Morgan Stanley Residential Mortgage Loan Trust 2025-NQM6	MSRM 2025-NQM6 B3	7.19%	7/25/2070	USD	1,037,767	1,004	(e) (g)
Morgan Stanley Residential Mortgage Loan Trust 2025-NQM6	MSRM 2025-NQM6 XS	1.83%	7/25/2070	USD	69,719	2,699	(e) (g)
Morgan Stanley Residential Mortgage Loan Trust 2026-DSC1	MSRM 2026-DSC1 AIOS	0.32%	1/25/2071	USD	63,961	402	(e) (g)
Morgan Stanley Residential Mortgage Loan Trust 2026-DSC1	MSRM 2026-DSC1 B1	6.53%	1/25/2071	USD	1,682	1,655	(e) (g)
Morgan Stanley Residential Mortgage Loan Trust 2026-DSC1	MSRM 2026-DSC1 B2	6.85%	1/25/2071	USD	1,909	1,842	(e) (g)
Morgan Stanley Residential Mortgage Loan Trust 2026-DSC1	MSRM 2026-DSC1 B3	6.85%	1/25/2071	USD	1,003	901	(e) (g)
Morgan Stanley Residential Mortgage Loan Trust 2026-DSC1	MSRM 2026-DSC1 XS	1.85%	1/25/2071	USD	63,961	3,577	(e) (g)
Santander Mortgage Asset Receivable Trust 2025-NQM1	SAN 2025-NQM1 AIOS	0.42%	1/25/2065	USD	39,170	227	(b) (e) (g)
Santander Mortgage Asset Receivable Trust 2025-NQM1	SAN 2025-NQM1 B2	7.30%	1/25/2065	USD	757	730	(b) (e) (g)
Santander Mortgage Asset Receivable Trust 2025-NQM1	SAN 2025-NQM1 B3	7.30%	1/25/2065	USD	781	731	(b) (e) (g)
Santander Mortgage Asset Receivable Trust 2025-NQM1	SAN 2025-NQM1 XS	1.41%	1/25/2065	USD	39,170	1,579	(b) (e) (g)
See accompanying notes to consolidated financial statements.

Asset-Based Finance Fund	April 30, 2026 (Unaudited)

Issuer	Asset	Reference Rate & Spread	Maturity Date	Currency	Par	Fair Value	Footnotes
Santander Mortgage Asset Receivable Trust 2025-NQM4	SAN 2025-NQM4 AIOS	0.42%	7/25/2065	USD	68,193	$482	(e) (g)
Santander Mortgage Asset Receivable Trust 2025-NQM4	SAN 2025-NQM4 B1	7.06%	7/25/2065	USD	2,395	2,402	(e) (g)
Santander Mortgage Asset Receivable Trust 2025-NQM4	SAN 2025-NQM4 B2	7.06%	7/25/2065	USD	2,015	1,973	(e) (g)
Santander Mortgage Asset Receivable Trust 2025-NQM4	SAN 2025-NQM4 B3	7.06%	7/25/2065	USD	1,255	1,211	(e) (g)
Santander Mortgage Asset Receivable Trust 2025-NQM4	SAN 2025-NQM4 XS	1.50%	7/25/2065	USD	68,193	2,145	(e) (g)
Unison Trust 2025-1	UNSN 2025-1 A	6.00%	7/25/2055	USD	7,303	6,861	(e)
Unlock HEA Trust 2025-3	UNLOK 2025-3 A	5.75%	12/25/2041	USD	12,939	12,703	(e)
Unlock HEA Trust 2025-3	UNLOK 2025-3 B	7.25%	12/25/2041	USD	3,307	3,193	(e)

Integrated Telecommunication Services - 1.59%
Centersquare Issuer LLC	CNSQ 2025-4A A2	5.20%	8/25/2055	USD	8,698	8,115	(e)

Investment Banking & Brokerage - 1.36%
Morgan Stanley Residential Mortgage Loan Trust 2025-NQM9	MSRM 2025-NQM9 AIOS	0.33%	9/25/2070	USD	74,681	424	(e) (g)
Morgan Stanley Residential Mortgage Loan Trust 2025-NQM9	MSRM 2025-NQM9 B1	6.56%	9/25/2070	USD	1,336	1,325	(e) (g)
Morgan Stanley Residential Mortgage Loan Trust 2025-NQM9	MSRM 2025-NQM9 B2	6.96%	9/25/2070	USD	1,294	1,257	(e) (g)
Morgan Stanley Residential Mortgage Loan Trust 2025-NQM9	MSRM 2025-NQM9 B3	6.96%	9/25/2070	USD	835	752	(e) (g)
Morgan Stanley Residential Mortgage Loan Trust 2025-NQM9	MSRM 2025-NQM9 XS	1.79%	9/25/2070	USD	74,681	3,180	(e) (g)

Property & Casualty Insurance - 1.15%
MEMIC Insurance	MEMIC Surplus Note	9.00%	12/4/2045	USD	5,874	5,875	(b) (e)

Renewable Electricity - 4.44%
SunStrong Issuer 2025-1 LLC	STRONG 2025-1 A1	5.95%	12/28/2055	USD	9,647	9,577	(e)
SunStrong Issuer 2025-1 LLC	STRONG 2025-1 A2	5.95%	12/28/2055	USD	8,020	7,962	(e)
TIP Solar ABS 2025 Issuer LLC	TIP 2025-1A A	6.42%	10/25/2055	USD	5,061	5,095	(e)

Specialized Finance - 18.93%
AB BSL CLO 6 Ltd	ABBSL 2025-6A E	SOFR + 6.00%	7/20/2037	USD	208	208	(b) (e)
AB BSL CLO 7 Ltd	ABBSL 2025-7A E	SOFR + 5.60%	1/15/2039	USD	359	361	(b) (e)
AGL CLO 12 Ltd	AGL 2021-12A ER	SOFR + 6.35%	10/20/2038	USD	1,167	1,154	(b) (e)
AGL CLO 7 Ltd	AGL 2020-7A ER2	SOFR + 5.75%	10/15/2038	USD	1,264	1,224	(b) (e)
AMMC CLO 26 Ltd	AMMC 2023-26A ER	SOFR + 6.50%	4/15/2036	USD	500	498	(b) (e)
Anchorage Capital Clo 11 Ltd	ANCHC 2019-11A ER2	SOFR + 7.33%	7/22/2037	USD	356	360	(b) (e)
Anchorage Capital CLO 2026-22 Ltd	ANCHC 2026-22A ER4	SOFR + 5.50%	1/20/2039	USD	402	397	(b) (e)
Apna Park Clo DAC	APNAP 1A F	EURIBOR + 7.90%	12/15/2038	EUR	979	1,143	(b) (e)
Arbour CLO V DAC	ARBR 5A ER	EURIBOR + 5.80%	6/15/2038	EUR	368	437	(b) (e)
Arbour CLO VI DAC	ARBR 6A ER	EURIBOR + 6.01%	11/15/2037	EUR	611	725	(b) (e)
Ares LIII CLO Ltd	ARES 2019-53A ER2	SOFR + 5.50%	10/24/2036	USD	361	348	(b) (e)
ARES Loan Funding III Ltd	ARES 2022-ALF3A ER2	SOFR + 6.52%	4/25/2039	USD	743	757	(b) (e)
Ares LVII CLO Ltd	ARES 2020-57A ER2	SOFR + 5.50%	10/25/2038	USD	572	565	(b) (e)
Ares LXV CLO Ltd	ARES 2022-65A ER	SOFR + 6.40%	7/25/2034	USD	1,078	1,029	(b) (e)
See accompanying notes to consolidated financial statements.

Asset-Based Finance Fund	April 30, 2026 (Unaudited)

Issuer	Asset	Reference Rate & Spread	Maturity Date	Currency	Par	Fair Value	Footnotes
Ares XLIX CLO Ltd	ARES 2018-49A ER	SOFR + 6.50%	10/22/2036	USD	945	$924	(b) (e)
Ares XXVII CLO Ltd	ARES 2013-2A ER3	SOFR + 6.75%	10/28/2034	USD	903	883	(b) (e)
Bain Capital CLO 2026-1	BCC 2026-1A E	SOFR + 4.75%	4/26/2039	USD	886	880	(b) (e)
Bain Capital Credit CLO 2023-1 Ltd	BCC 2023-1A ER	SOFR + 6.25%	7/16/2038	USD	918	887	(b) (e)
Bain Capital Euro CLO 2023-1 DAC	BCCE 2023-1A ER	EURIBOR + 6.00%	1/25/2038	EUR	395	461	(b) (e)
Bain Capital Euro CLO 2024-1 DAC	BCCE 2024-1A FR	EURIBOR + 8.22%	10/24/2039	EUR	1,500	1,647	(b) (e)
Balboa Bay Loan Funding 2024-1 Ltd	BOBA 2024-1A E	SOFR + 6.25%	7/20/2037	USD	885	889	(b) (e)
Ballyrock CLO 20 Ltd	BALLY 2022-20A DR3	SOFR + 5.85%	10/15/2036	USD	598	577	(b) (e)
Barings CLO Ltd 2024-I	BABSN 2024-1A ER	SOFR + 6.19%	1/20/2039	USD	336	339	(b) (e)
Barings Euro CLO 2024-1 DAC	BABSE 2024-1A FR	EURIBOR + 8.57%	4/20/2039	EUR	714	797	(b) (e)
Bayard Park CLO Ltd	BYRDPK 2025-1A E	SOFR + 6.35%	7/24/2038	USD	921	927	(b) (e)
Bbam European Clo VIII DAC	BBAME 8A F	EURIBOR + 8.50%	1/26/2040	EUR	473	551	(b) (e)
BlueMountain CLO XXXII Ltd	BLUEM 2021-32A ER	SOFR + 6.60%	10/15/2034	USD	1,093	1,062	(b) (e)
Broad River Bsl Funding Clo Ltd 2020-1	BDRVR 2020-1A ER	SOFR + 6.50%	7/20/2034	USD	1,500	1,509	(b) (e)
Capital Four CLO VIII DAC	CFOUR 8A F	EURIBOR + 8.47%	10/25/2037	EUR	750	870	(b) (e)
Carlyle Euro CLO 2024-1 DAC	CGMSE 2024-1A ER	EURIBOR + 8.70%	1/15/2039	EUR	793	921	(b) (e)
Carlyle US CLO 2020-2 Ltd	CGMS 2020-2A DR2	SOFR + 6.00%	1/25/2035	USD	1,331	1,272	(b) (e)
Carlyle US CLO 2022-3 Ltd	CGMS 2022-3A ER2	SOFR + 6.25%	4/20/2039	USD	639	630	(b) (e)
Carlyle US CLO 2024-2 Ltd	CGMS 2024-2A E	SOFR + 6.85%	4/25/2037	USD	451	451	(b) (e)
Carlyle US CLO 2024-2 Ltd	CGMS 2024-2A ER	SOFR + 6.50%	4/25/2039	USD	365	365	(b) (e)
CarVal CLO IV Ltd	CARVL 2021-1A ER	SOFR + 6.60%	3/31/2038	USD	917	910	(b) (e)
CarVal CLO VI-C Ltd	CARVL 2022-1A ER	SOFR + 6.10%	3/21/2038	USD	875	871	(b) (e)
CarVal CLO X	CARVL 2024-2A E	SOFR + 6.15%	7/20/2037	USD	873	879	(b) (e)
Carval Clo XII-C Ltd	CARVL 2025-1A E	SOFR + 5.90%	7/20/2038	USD	985	989	(b) (e)
CBAM 2018-5 Ltd	CBAM 2018-5A ER	SOFR + 5.80%	10/17/2038	USD	1,825	1,816	(b) (e)
CBAMR 2017-4 Ltd	CBAMR 2017-4A ER	SOFR + 6.00%	3/31/2038	USD	651	652	(b) (e)
Cedar Funding XVIII CLO Ltd	CEDF 2024-18A E	SOFR + 6.65%	4/23/2037	USD	918	926	(b) (e)
CIFC European Funding VII DAC	CIFCE 7A F	EURIBOR + 8.34%	7/15/2039	EUR	800	932	(b) (e)
CIFC Funding 2022-V Ltd	CIFC 2022-5A ER2	SOFR + 6.54%	3/16/2038	USD	388	395	(b) (e)
Clonmore Park CLO DAC	CLONP 1A ER	EURIBOR + 6.82%	8/21/2035	EUR	406	474	(b) (e)
Contego Clo XIV DAC	CONTE 14A E	EURIBOR + 5.50%	10/15/2037	EUR	686	813	(b) (e)
Contego Clo XV DAC	CONTE 15A E	EURIBOR + 5.45%	4/15/2040	EUR	381	448	(b) (e)
CVC Cordatus Loan Fund XXXI DAC	CORDA 31A ER	EURIBOR + 5.55%	6/15/2037	EUR	302	356	(b) (e)
CVC Cordatus Loan Fund XXXVIII DAC	CORDA 38A F	EURIBOR + 8.57%	7/15/2040	EUR	458	535	(b) (e)
Dryden 131 Euro Clo DAC	DRYD 131A E	EURIBOR + 6.30%	4/15/2039	EUR	654	770	(b) (e)
Dryden 90 Clo Ltd	DRSLF 2021-90A ER	SOFR + 5.90%	11/15/2038	USD	939	940	(b) (e)
Dryden 97 CLO Ltd	DRSLF 2022-97A ER	SOFR + 6.15%	10/20/2038	USD	334	332	(b) (e)
Elmwood CLO 23 Ltd	ELM23 2023-2A ER	SOFR + 5.90%	4/16/2036	USD	207	207	(b) (e)
See accompanying notes to consolidated financial statements.

Asset-Based Finance Fund	April 30, 2026 (Unaudited)

Issuer	Asset	Reference Rate & Spread	Maturity Date	Currency	Par	Fair Value	Footnotes
Elmwood CLO 26 Ltd	ELM26 2024-1A ER	SOFR + 6.18%	4/18/2039	USD	1,026	$1,039	(b) (e)
Empower CLO 2023-2 Ltd	EMPWR 2023-2A ER	SOFR + 5.60%	10/15/2038	USD	214	214	(b) (e)
Fort Greene Park CLO LLC	FTGPK 2025-2A ER	SOFR + 4.40%	4/22/2034	USD	867	838	(b) (e)
Galaxy XXII CLO Ltd	GALXY 2016-22A ER4	SOFR + 6.50%	4/16/2034	USD	421	408	(b) (e)
Galaxy XXV CLO Ltd	GALXY 2018-25A ERR	SOFR + 5.75%	4/25/2036	USD	270	261	(b) (e)
Harvest Clo Xxxix DAC	HARVT 39A F	EURIBOR + 8.40%	4/15/2039	EUR	936	1,094	(b) (e)
Harvest CLO XXXVI DAC	HARVT 36A F	EURIBOR + 8.24%	7/15/2038	EUR	800	912	(b) (e)
Harvest CLO XXXVII DAC	HARVT 37A F	EURIBOR + 8.07%	1/15/2039	EUR	533	621	(b) (e)
Harvest US CLO 2026-1 Ltd	HARUS 2026-1A E	SOFR + 5.25%	4/20/2039	USD	739	739	(b) (e)
ICG US CLO 2022-1i Ltd	ICG 2022-1A ER	SOFR + 6.55%	10/20/2038	USD	516	514	(b) (e)
Invesco CLO 2022-2 Ltd	INVCO 2022-2A ER	SOFR + 6.25%	7/20/2035	USD	447	413	(b) (e)
Invesco US CLO 2025-1 LTD	INVCO 2025-1A E	SOFR + 6.00%	7/15/2038	USD	656	661	(b) (e)
Invesco US CLO 2025-2 Ltd	INVCO 2025-2A E	SOFR + 5.00%	7/15/2038	USD	1,000	929	(b) (e)
Jamestown CLO XII Ltd	JTWN 2019-1A ERR	SOFR + 6.85%	3/20/2038	USD	1,181	1,133	(b) (e)
Jamestown CLO XV Ltd	JTWN 2020-15A ER	SOFR + 7.06%	7/15/2035	USD	412	389	(b) (e)
Jubilee Clo 2026-XXXIII DAC	JUBIL 2026-33A F	EURIBOR + 8.82%	10/15/2040	EUR	500	590	(b) (e)
Kennedy Lewis CLO 12 Ltd	GNRT 2023-12A ER	SOFR + 6.40%	7/20/2038	USD	2,045	2,047	(b) (e)
Kennedy Lewis Clo 13 Ltd	KLLM 2023-13A ER	SOFR + 6.75%	1/20/2038	USD	375	372	(b) (e)
Kennedy Lewis CLO 15 Ltd	KLLM 2024-15A E	SOFR + 6.70%	7/20/2037	USD	493	485	(b) (e)
Kings Park CLO Ltd	KINGP 2021-1A ER	SOFR + 6.05%	1/21/2039	USD	672	626	(b) (e)
Madison Park Funding XLIX Ltd	MDPK 2021-49A ER	SOFR + 4.60%	10/19/2034	USD	1,658	1,473	(b) (e)
Madison Park Funding XXXV Ltd	MDPK 2019-35A ER2	SOFR + 6.00%	2/13/2039	USD	1,002	917	(b) (e)
Magnetite XXIII Ltd	MAGNE 2019-23A ER2	SOFR + 4.60%	1/25/2035	USD	721	699	(b) (e)
Marble Point CLO XVI Ltd	MP16 2019-2A ER	SOFR + 7.27%	11/16/2034	USD	691	654	(b) (e)
MidOcean Credit CLO XII Ltd	MIDO 2023-12A ERR	SOFR + 6.50%	7/18/2038	USD	1,013	994	(b) (e)
Neuberger Berman Loan Advisers Clo 42 Ltd	NEUB 2021-42A ER	SOFR + 4.60%	7/16/2036	USD	436	424	(b) (e)
Newbridge Park CLO DAC	NEWBR 1A F	EURIBOR + 7.60%	4/15/2040	EUR	480	534	(b) (e)
Northwoods Capital 20 Ltd	WOODS 2019-20A ER2	SOFR + 6.88%	10/25/2038	USD	1,136	1,069	(b) (e)
Oaktree CLO 2021-2 Ltd	OAKCL 2021-2A ER	SOFR + 4.50%	1/15/2035	USD	1,504	1,435	(b) (e)
OCP Euro CLO 2026-15 DAC	OCPE 2026-15A F	EURIBOR + 7.87%	4/18/2039	EUR	596	695	(b) (e)
Octagon 55 Ltd	OCT55 2021-1A ER	SOFR + 6.00%	3/20/2038	USD	729	721	(b) (e)
Octagon 66 Ltd	OCT66 2022-1A ER2	SOFR + 7.50%	2/16/2037	USD	269	268	(b) (e)
Octagon 75 Ltd	OCT75 2025-1A E	SOFR + 8.62%	1/22/2038	USD	444	437	(b) (e)
Octagon Investment Partners 43 Ltd	OCT43 2019-1A ER	SOFR + 6.35%	10/15/2038	USD	918	919	(b) (e)
Octagon Investment Partners 51 Ltd	OCT51 2021-1A ER	SOFR + 5.65%	7/20/2034	USD	914	872	(b) (e)
Palmer Square European CLO 2023-2 DAC	PLMER 2023-2A FR	EURIBOR + 8.40%	10/15/2038	EUR	368	428	(b) (e)
Parallel 2023-1 Ltd	PARL 2023-1A DR	SOFR + 7.25%	7/20/2036	USD	1,060	1,050	(b) (e)
Penta CLO 11 DAC	PENTA 2022-11A FRR	EURIBOR + 8.00%	1/15/2039	EUR	557	650	(b) (e)
See accompanying notes to consolidated financial statements.

Asset-Based Finance Fund	April 30, 2026 (Unaudited)

Issuer	Asset	Reference Rate & Spread	Maturity Date	Currency	Par	Fair Value	Footnotes
Penta CLO 12 DAC	PENTA 2022-12A FRR	EURIBOR + 8.50%	11/9/2038	EUR	532	$618	(b) (e)
Penta CLO 14 DAC	PENTA 2023-14A ER	EURIBOR + 6.35%	10/20/2037	EUR	449	533	(b) (e)
Penta CLO 15 DAC	PENTA 2023-15A FR	EURIBOR + 8.50%	10/15/2038	EUR	484	565	(b) (e)
Penta CLO 17 DAC	PENTA 2024-17A FR	EURIBOR + 7.95%	2/15/2039	EUR	575	653	(b) (e)
Penta CLO 2021-2 DAC	PENTA 2021-2A FR	EURIBOR + 8.34%	4/15/2038	EUR	750	879	(b) (e)
Post CLO 2021-1 LTD	POST 2021-1A ER	SOFR + 5.70%	10/15/2034	USD	1,515	1,478	(b) (e)
PPM CLO 4 Ltd	PPMC 2020-4A ER2	SOFR + 7.18%	3/18/2038	USD	864	802	(b) (e)
Providus Clo XII DAC	PRVD 12A E	EURIBOR + 5.80%	8/18/2038	EUR	420	498	(b) (e)
Regatta XVI Funding Ltd	REG16 2019-2A ER2	SOFR + 5.65%	4/15/2039	USD	326	319	(b) (e)
Regatta XXII Funding Ltd	REG22 2022-2A ER2	SOFR + 5.75%	1/15/2039	USD	434	432	(b) (e)
Regatta XXVI Funding Ltd	REG26 2023-2A ER	SOFR + 5.90%	1/25/2039	USD	516	508	(b) (e)
Regatta XXVIII Funding Ltd	REG28 2024-2A E	SOFR + 6.85%	4/25/2037	USD	429	426	(b) (e)
Ringsend Park CLO DAC	RNGPK 1A F	EURIBOR + 8.27%	8/15/2038	EUR	800	932	(b) (e)
RR 14 Ltd	RRAM 2021-14A D	SOFR + 6.41%	4/15/2036	USD	922	892	(b) (e)
Sandstone Peak Ltd	SAND 2021-1A ER2	SOFR + 7.31%	4/15/2038	USD	901	898	(b) (e)
Sculptor CLO XXVIII Ltd	SCUL 28A ER	SOFR + 6.30%	1/20/2035	USD	1,066	1,006	(b) (e)
Silver Point CLO 10 Ltd	SPCLO 2025-10A E	SOFR + 5.80%	7/15/2038	USD	130	121	(b) (e)
Sixth Street CLO XII Ltd	SIXST 2018-12A ER2	SOFR + 5.05%	1/17/2039	USD	325	325	(b) (e)
Stannaway Park Clo DAC	STPK 1A F	EURIBOR + 8.25%	1/23/2038	EUR	788	917	(b) (e)
Symphony CLO XVIII Ltd	SYMP 2016-18A ER4	SOFR + 5.85%	10/23/2037	USD	1,022	981	(b) (e)
Symphony CLO XXIX Ltd	SYMP 2021-29A ER	SOFR + 5.80%	10/15/2035	USD	856	826	(b) (e)
TCW CLO 2022-1 Ltd	TCW 2022-1A DJR	SOFR + 4.28%	1/20/2038	USD	629	613	(b) (e)
TCW CLO 2025-2 Ltd	TCW 2025-2A E	SOFR + 6.25%	1/15/2039	USD	382	382	(b) (e)
Trimaran CAVU 2019-2 Ltd	CAVU 2019-2A ER	SOFR + 6.25%	3/18/2038	USD	2,546	2,558	(b) (e)
Trimaran Cavu 2021-3 Ltd	CAVU 2021-3A E	SOFR + 7.63%	1/18/2035	USD	408	395	(b) (e)
Trinitas CLO X Ltd	TRNTE 10A F	EURIBOR + 7.90%	11/15/2038	EUR	369	430	(b) (e)
Trinitas CLO XXII Ltd	TRNTS 2023-22A ER	SOFR + 6.00%	3/20/2038	USD	637	634	(b) (e)
Trinitas CLO XXVI Ltd	TRNTS 2023-26A ER	SOFR + 6.75%	7/20/2038	USD	934	938	(b) (e)
Trinitas CLO XXVII LTD	TRNTS 2024-27A ER	SOFR + 6.59%	4/18/2039	USD	262	260	(b) (e)
Trinitas Euro CLO VII DAC	TRNTE 7A E	EURIBOR + 6.55%	7/25/2037	EUR	338	399	(b) (e)
Valley Stream Park CLO LTD	VYSPK 2022-1A E1RR	SOFR + 5.25%	1/20/2037	USD	910	836	(b) (e)
Voya CLO 2017-3 Ltd	VOYA 2017-3A DRR	SOFR + 5.80%	4/20/2034	USD	2,241	2,166	(b) (e)
Voya CLO 2019-4 Ltd	VOYA 2019-4A ER	SOFR + 6.97%	1/15/2035	USD	1,051	1,004	(b) (e)
Voya CLO 2022-1 Ltd	VOYA 2022-1A ER	SOFR + 6.90%	4/20/2035	USD	791	765	(b) (e)
Wilton Park CLO DAC	WILPA 1A ER	EURIBOR + 5.70%	7/15/2038	EUR	525	613	(b) (e)
Wilton Park CLO DAC	WILPA 1A FR	EURIBOR + 8.40%	7/15/2038	EUR	1,500	1,730	(b) (e)
Wind River 2023-1 CLO Ltd	WINDR 2023-1A ER	SOFR + 6.75%	7/25/2038	USD	369	363	(b) (e)
TOTAL ASSET BACKED SECURITIES (Amortized cost $265,125)						$262,048
See accompanying notes to consolidated financial statements.

Asset-Based Finance Fund	April 30, 2026 (Unaudited)

Issuer	Asset	Maturity Date	Currency	Shares	Fair Value	Footnotes
Equity & Other Investments-26.59%

Aerospace & Defense - 5.87%
Altitude II	Private Equity		USD	729,429	$786	(a) (j)
KSC I Aircraft LP	Private Equity		USD	28,664,750	28,693	(a) (d) (j)
Ultra Electronics Holdings Ltd	Private Equity		USD	43,729	284	(a) (b) (d)
Ultra Electronics Holdings Ltd	Private Equity		USD	2,315,644	151	(a) (b) (d)

Broadline Retail - 0.05%
Belk Inc	Common Stock		USD	9,586	255	(a) (b) (d)

Commodity Chemicals - 0.12%
SI Group Inc	Common Stock		USD	50,524	606	(a) (b)

Construction & Engineering - 0%
Yak Access LLC	Common Stock		USD	11,000	1	(a)

Consumer Finance - 7.92%
Auxilior Capital Partners Inc	14.500% 04/2030 Pref Equity	4/30/2030	USD	1	100	(a) (b) (c)
Discover Financial Services	Private Equity		USD	396,444	396	(a) (j)
Global Lending Services LLC	Private Equity		USD	203,422	290	(a) (d) (j)
Harley-Davidson Financial Services Inc	Private Equity		USD	14,743,993	15,207	(a) (j)
Harley-Davidson Financial Services Inc	Private Equity		USD	1,102,297	1,112	(a) (d) (j)
Harley-Davidson Financial Services Inc	Private Equity		USD	4,078,480	4,220	(a) (j)
Newday Group Jersey Ltd	Private Equity		GBP	2,728,120	5,269	(a) (d) (j)
PayPal Danube 2	Private Equity		EUR	8,369,157	9,734	(a) (d) (j)
PayPal Danube 2	Private Equity		GBP	674,284	921	(a) (d) (j)
Sallie Mae Levered	Private Equity		USD	1,490,786	1,392	(a) (j)
SKP German Bank	Private Equity		EUR	1,370,217	1,579	(a) (j)
SunPower Financial	Private Equity		USD	25,075	27	(a) (j)
Vehicle Secured Funding Trust	Private Equity		USD	107,922	111	(a) (j)

Diversified Banks - 7.73%
Orange Maple 2025-2 DAC	Private Equity		EUR	22,309,000	26,309	(a) (j)
Santander Consumer Bank AS	Private Equity		NOK	120,358,204	13,092	(e) (j)

Diversified Financial Services - 0.02%
Kestra Financial Inc	12.000% 12/2031 Pref Equity		USD	123	123	(a) (b) (c)

Diversified Metals & Mining - 0.02%
Foresight Energy LLC	Common Stock		USD	17,979	97	(a) (b) (d)

Diversified Support Services - 0.02%
Magna Legal Services LLC	Common Stock		USD	618	114	(a) (b) (d)

See accompanying notes to consolidated financial statements.

Asset-Based Finance Fund	April 30, 2026 (Unaudited)

Issuer	Asset	Maturity Date	Currency	Shares	Fair Value	Footnotes
Environmental & Facilities Services - 0.38%
48Forty Solutions LLC	Common Stock		USD	440	$—	(a) (b)
48Forty Solutions LLC	Preferred Stock		USD	440	1,924	(a) (b)

Food Distributors - 0.01%
Lipari Foods LLC	Common Stock		USD	76,371	39	(a) (b) (d)

Health Care Facilities - 0%
Quorum Health Corp	Trade Claim		USD	212,000	13	(a) (b) (d)

Health Care Services - 0.01%
Affordable Care Inc	11.750% 12/2069 Pref Equity	12/31/2069	USD	677,000	26	(a) (b) (c) (d)
AVE Holdings I Corp	11.500% 12/2059 Pref Equity	12/31/2059	USD	298	39	(a) (b) (c) (d)
MB2 Dental Solutions LLC	Warrants 08/15/2031	8/15/2031	USD	21,438	8	(a) (b) (d)

Health Care Technology - 2.38%
athenahealth Inc	10.750% 12/2031 Pref Equity		USD	7,898,170	12,156	(a) (b) (c)

Human Resource & Employment Services - 0%
SIRVA Worldwide Inc	Common Stock (Class A)		USD	2,131	—	(a) (b) (d)
SIRVA Worldwide Inc	Common Stock (Class B)		USD	1,646	—	(a) (b) (d)
SIRVA Worldwide Inc	15.250% 08/2030 Pref Equity (Class A)	8/20/2030	USD	490	—	(a) (b) (c) (d)
SIRVA Worldwide Inc	15.250% 08/2030 Pref Equity (Class B)	8/20/2030	USD	15	—	(a) (b) (c) (d)

Life & Health Insurance - 0.26%
Kilter Finance 2.0	Common Stock		USD	1,291,559	1,329	(a) (d) (j)

Marine Transportation - 0.05%
Australis Maritime II	Private Equity		USD	113,252	119	(a) (j)
Galaxy Container	Private Equity		USD	153,258	147	(a) (j)

Other Specialized REITs - 0.15%
Pretium Partners LLC P2	Private Equity		USD	806,409	778	(a) (j)

Passenger Airlines - 0.02%
Bond Aviation Holdings LLC	Private Equity		USD	51,718	77	(a) (d) (j)

Property & Casualty Insurance - 0%
Alacrity Solutions Group LLC	Common Stock		USD	630	—	(b) (d) (e)
Alacrity Solutions Group LLC	8.000% Perp Pref Equity		USD	674	—	(a) (b) (c) (d) (e)

Single-Family Residential REITs - 0.24%
Avenue One PropCo	Private Equity		USD	2,491,775	1,204	(a) (d) (j)

Specialized Finance - 0.08%
TDC LLP	8.000% 06/2049 Pref Equity	6/1/2049	GBP	282,259	384	(a) (b)
See accompanying notes to consolidated financial statements.

Asset-Based Finance Fund	April 30, 2026 (Unaudited)

Issuer	Asset	Maturity Date	Currency	Shares	Fair Value	Footnotes
TDC LLP	Private Equity		GBP	9,901	$13	(a) (d) (j)

Specialty Chemicals - 1.25%
Flexsys Holdings Inc	Private Equity		USD	6,388,539	6,389	(a) (d) (j)
TOTAL EQUITY & OTHER INVESTMENTS (Cost $140,266)					$135,514

TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS (Cost $585,816) - 112.32%					$572,556

Equity Investment-0.9%
Muskoka JV LLC	Private Equity		USD	5,000	4,606	(a) (j)
TOTAL INVESTMENTS IN AFFILIATES (Cost $5,000) - 0.9%					$4,606

TOTAL INVESTMENTS (Cost $590,816) - 113.23%					$577,162

Money Market Fund - 4.61%
BlackRock Liquidity FedFund	Institutional		USD	23,516,950	23,517	(i)
TOTAL MONEY MARKET FUNDS (Cost $23,517)					$23,517

TOTAL INVESTMENTS INCLUDING MONEY MARKET FUND (Cost $614,333) - 117.84%					$600,679
LIABILITIES EXCEEDING OTHER ASSETS, NET - (17.84%)					(90,947)
NET ASSETS - 100.00%					$509,732

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/(Depreciation)
Forward Foreign Currency Contracts
USD	13,268	EUR	11,434	Goldman, Sachs & Co.	7/15/2026	$(198)
USD	1,184	EUR	1,000	Goldman, Sachs & Co.	7/15/2026	6
USD	31,435	EUR	27,000	Nomura	7/15/2026	(363)
USD	12,407	NOK	121,131	Goldman, Sachs & Co.	7/15/2026	(654)
TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						$(1,209)

The following table presents certain information with respect to investments in affiliates for the six months ended April 30, 2026:

Issuer	Shares	Fair value at October 31, 2025	Gross Additions (k)	Gross Reductions (l)	Net Realized Gain (Loss)	Net Change in Unrealized Depreciation	Fair Value at April 30, 2026	Dividends
Muskoka JV LLC	5,000	$—	$65,214	$(60,214)	$—	$(394)	$4,606	$—
See accompanying notes to consolidated financial statements.

Asset-Based Finance Fund	April 30, 2026 (Unaudited)

TL	Term loan
DD	Delayed draw term loan
1L	First lien
2L	Second lien
BBSW	Bank Bill Swap Rate as of April 30, 2026 was 4.20%.
BBSY	Bank Bill Swap Reference Bid Rate as of April 30, 2026 was 4.25%.
EURIBOR	Euro Interbank Offered Rate as of April 30, 2026 was 1.98%.
SOFR	Secured Overnight Financing Rate as of April 30, 2026 was 3.67%.
SONIA	Sterling Overnight Index Average as of April 30, 2026 was 3.74%.
(a)	Security considered restricted. Refer to Note 5.
(b)	Value determined using significant unobservable inputs.
(c)	Represents a payment-in-kind (“PIK”) security which may pay interest/dividend in additional par/shares.
(d)	Non-income producing security.
(e)	Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold to qualified institutional buyers in transactions exempt from registration. As of April 30, 2026, the aggregate fair value of these securities was approximately $278.0 million, representing approximately 54.53% of the Fund's net assets.
(f)	Investment is an unfunded or partially funded commitment.
(g)	Variable rate securities. The effective rate shown is based on the latest available information as of April 30, 2026. Certain variable rate securities are based on a published reference rate and spread. Interest rates for certain variable rate securities are determined by the issuer, or agent, and are based on current market conditions, and these securities do not indicate a reference rate and spread in their description.
(h)	Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at April 30, 2026.
(i)	The money market fund's average 7-day yield as of April 30, 2026 was 3.54%
(j)	Investment valued using net asset value as a practical expedient.
(k)	Gross additions reflect the aggregate increase in the investment’s cost basis resulting from capital and in-kind contributions.
(l)	Gross reductions reflect the aggregate decrease in cost basis of investments resulting from redemptions

See accompanying notes to consolidated financial statements.

Asset-Based Finance Fund	April 30, 2026 (Unaudited)

Consolidated Statement of Assets and Liabilities
As of April 30, 2026
(in thousands, except share and per share data)

Assets
Investments in unaffiliated issuers (cost $585,816)	$572,556
Investments in affiliates (cost $5,000)	4,606
Cash and cash equivalents	23,858
Foreign currencies, at value (cost $2,956)	2,961
Receivable for investments sold	11,846
Dividends and interest receivable	7,117
Forward foreign currency contracts	6
Expense reimbursement receivable	23
Other assets	561
Total assets	$623,534

Liabilities
Credit facility (net of deferred financing costs of $3,093)	$105,367
Forward foreign currency contracts	1,215
Payable for investments purchased	1,696
Distribution payable	1,445
Interest payable	1,297
Trustees’ fees payable	752
Other accrued expenses	2,030
Total liabilities	113,802

Commitments and Contingencies (Note 8)
Net assets	$509,732

Net Assets
Paid-in capital (unlimited shares authorized — $0.001 par value)	$604,956
Accumulated deficit	(95,224)
Net assets	$509,732

Class D:
Net asset value	$422
Price per share (20,037 shares)	$21.08

Class I:
Net asset value	$205,803
Price per share (9,064,490 shares)	$22.70

Class T:
Net asset value	$30,456
Price per share (1,353,729 shares)	$22.50

Class U:
Net asset value	$273,051
Price per share (12,612,194 shares)	$21.65

See accompanying notes to consolidated financial statements.

Asset-Based Finance Fund	April 30, 2026 (Unaudited)

Consolidated Statement of Operations
For the Six Months Ended April 30, 2026
(in thousands)

Investment income
Interest income	$22,143
Dividend income	4,340
Payment-in-kind interest income	2,054
Other income	2,539
Total investment income	31,076

Expenses
Interest expense	4,551
Investment advisory fees	3,281
Term loan expense	1,576
Incentive fee	1,148
Distribution fees	814
Professional services	702
Shareholder servicing fees	407
Administration fees	306
Trustees' fees	111
Other expenses	757
Total expenses prior to expense limitation and fee waivers	13,653

Expense limitation	(334)
Investment advisory fee waiver	(3,281)
Incentive fee waiver	(1,148)
Net expenses	8,890
Net investment income	22,186

Realized and unrealized gains (losses)
Net realized gains (losses) on
Investments	(20,230)
Foreign currency transactions	2,098
Forward foreign currency contracts	(141)
Net realized losses	(18,273)
Net change in unrealized appreciation (depreciation) of
Investments	3,706
Deferred Trustees' fees	(2)
Foreign currency translation	(1,059)
Forward foreign currency contracts	(1,523)
Net change in unrealized appreciation	1,122
Net realized and unrealized losses	(17,151)
Net increase in net assets resulting from operations	$5,035
See accompanying notes to consolidated financial statements.

Asset-Based Finance Fund	April 30, 2026 (Unaudited)

Consolidated Statements of Changes in Net Assets
(in thousands)

	Six Months Ended April 30, 2026	Year Ended October 31, 2025

Increase (decrease) in net assets resulting from operations
Net investment income	$22,186	$55,962
Net realized losses	(18,273)	(3,850)
Net change in unrealized (depreciation) appreciation	1,122	(27,500)
Net increase in net assets resulting from operations	5,035	24,612

Distributions to shareholders
Class D	(31)	(139)
Class I	(8,450)	(22,528)
Class T	(1,164)	(2,682)
Class U	(10,949)	(30,729)
Class PT	—	(19)
Total distributions to shareholders	(20,594)	(56,097)

Shareholder transactions (Note 7)
Class D
Subscriptions	—	—
Shares issued in reinvestment of distributions	—	—
Shares redeemed	(861)	(491)
Share class exchanges	—	—
Total Class D shareholder transactions	(861)	(491)

Class I
Subscriptions	12,949	15,727
Shares issued in reinvestment of distributions	2,879	9,478
Shares redeemed	(13,684)	(83,932)
Share class exchanges	—	30
Total Class I shareholder transactions	2,144	(58,697)

Class T
Subscriptions	500	3,371
Shares issued in reinvestment of distributions	913	2,132
Shares redeemed	(1,791)	(8,221)
Share class exchanges	—	798
Total Class T shareholder transactions	(378)	(1,920)

Class U
Subscriptions	—	16,525
Shares issued in reinvestment of distributions	7,753	22,167
Shares redeemed	(40,459)	(129,586)
Share class exchanges	—	(828)
Total Class U shareholder transactions	(32,706)	(91,722)

See accompanying notes to consolidated financial statements.

Asset-Based Finance Fund	April 30, 2026 (Unaudited)

Consolidated Statements of Changes in Net Assets
(in thousands)

	Six Months Ended April 30, 2026	Year Ended October 31, 2025
Class PT
Subscriptions	$—	$300
Shares issued in reinvestment of distributions	—	—
Shares redeemed	—	(292)
Share class exchanges	—	—
Total Class PT shareholder transactions	—	8

Decrease in net assets from shareholder transactions	(31,801)	(152,822)
Net decrease in net assets	(47,360)	(184,307)

Net assets
Beginning of period	557,092	741,399
End of period	$509,732	$557,092

See accompanying notes to consolidated financial statements.

Asset-Based Finance Fund	April 30, 2026 (Unaudited)

Consolidated Statement of Cash Flows
For the Six Months Ended April 30, 2026
(in thousands)

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$5,035
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales and repayments of investments	425,932
Purchases of investments	(293,015)
Net realized loss on investments	20,230
Net change in unrealized appreciation on investments	(3,706)
Payment-in-kind interest income	(2,054)
Net realized gain on investments (foreign currency related)	(1,672)
Net change in unrealized depreciation on forward foreign currency contracts	1,523
Net change in unrealized depreciation on foreign currency translation	1,059
Net accretion of premiums and discounts and other adjustments to cost	(336)
Net change in unrealized depreciation on deferred Trustees’ fees	2
Changes in assets and liabilities:
Decrease in receivable for investments sold	68,670
Decrease in payable for investments purchased	(23,018)
Decrease in dividends and interest receivable	3,911
Decrease in other assets	2,966
Decrease in interest payable	(482)
Decrease in distribution fees payable	(152)
Decrease in expense reimbursement receivable	113
Decrease in other accrued expenses	(89)
Decrease in shareholder servicing fees payable	(77)
Increase in Trustees' fees payable	37
Net cash provided by operating activities	204,877
Cash Flows from Financing Activities
Paydown of credit facility	(246,638)
Proceeds from credit facility	111,952
Shares redeemed	(56,795)
Repayments of reverse repurchase agreements	(25,878)
Subscriptions for shares	13,449
Proceeds from reverse repurchase agreements	10,842
Distributions paid to shareholders	(9,049)
Financing costs paid	(2,984)
Net cash used in financing activities	(205,101)
Effect of exchange rate changes on cash	33
Net decrease in cash	(191)
Cash
Beginning balance	27,010
Ending balance	$26,819

Supplemental disclosure of cash flow information and non-cash financing activities:
Reinvestment of shareholder distributions	$11,545
Cash paid for interest expense	$4,352
See accompanying notes to consolidated financial statements.

Asset-Based Finance Fund	April 30, 2026 (Unaudited)

Financial Highlights

	Six Months Ended April 30,2026	Year Ended October 31,
	(Unaudited)	2025	2024	2023	2022(6)

Class D
Per share operating performance(1)
Net asset value, beginning of period	$21.70	$22.62	$21.17	$20.09	$25.00
Income (loss) from investment operations
Net investment income	0.91	1.83	1.95	1.78	1.28
Net realized and unrealized gains (losses)	(0.68)	(0.92)	1.45	1.09	(4.66)
Total from investment operations	0.23	0.91	3.40	2.87	(3.38)

Distributions from
Net investment income	(0.85)	(1.83)	(1.95)	(1.79)	(1.50)
Realized gains	—	—	—	—	(0.03)
Total distributions	(0.85)	(1.83)	(1.95)	(1.79)	(1.53)
Net asset value, end of period	$21.08	$21.70	$22.62	$21.17	$20.09
Total return(2)(3)	0.94%	4.31%	16.53%	14.72%	(14.09)%

Ratios to average net assets(5)
Expenses, before reimbursement	5.17%	4.32%	4.98%	5.30%	3.60%
Expenses, after reimbursement	3.42%	4.12%	4.93%	5.10%	3.52%
Net investment income, before reimbursement	6.80%	8.13%	8.69%	8.31%	7.65%
Net investment income, after reimbursement	8.55%	8.32%	8.74%	8.51%	7.74%

Supplemental data
Net assets, end of period (000’s)	$422	$1,304	$1,868	$2,629	$3,313
Portfolio turnover rate(2)(4)	51%	80%	48%	39%	25%
(1)Per share calculations were performed using average shares.
(2)Total return is for the period indicated and have not been annualized.
(3)Total return assumes a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of each period reported on the table. Total return assumes reinvestment of dividends and distributions at prices obtained pursuant to the Fund’s dividend reinvestment plan.
(4)Portfolio turnover is calculated on the basis of the Fund as a whole.
(5)Annualized.
(6)Period from the commencement of operations for Class D shares (January 31, 2022).
See accompanying notes to consolidated financial statements.

Asset-Based Finance Fund	April 30, 2026 (Unaudited)

Financial Highlights

	Six Months Ended April 30,2026	Year Ended October 31,
	(Unaudited)	2025	2024	2023	2022	2021
Class I
Per share operating performance(1)
Net asset value, beginning of period	$23.36	$24.36	$22.81	$21.66	$27.42	$26.08
Income (loss) from investment operations
Net investment income	1.00	2.03	2.18	1.99	1.90	1.67
Net realized and unrealized gains (losses)	(0.73)	(1.00)	1.54	1.15	(5.52)	1.69
Total from investment operations	0.27	1.03	3.72	3.14	(3.62)	3.36

Distributions from
Net investment income	(0.93)	(2.03)	(2.17)	(1.99)	(2.11)	(1.66)
Realized gains	—	—	—	—	(0.03)	(0.36)
Total distributions	(0.93)	(2.03)	(2.17)	(1.99)	(2.14)	(2.02)
Net asset value, end of period	$22.70	$23.36	$24.36	$22.81	$21.66	$27.42
Total return(2)	1.10%	4.53%	16.80%	14.88%	(13.72)%	12.81%

Ratios to average net assets
Expenses, before reimbursement	4.65%	4.05%	4.73%	5.07%	3.14%	2.32%
Expenses, after reimbursement	2.86%	3.85%	4.68%	4.86%	3.09%	2.02%
Net investment income, before reimbursement	6.99%	8.38%	8.98%	8.55%	7.60%	5.73%
Net investment income, after reimbursement	8.78%	8.58%	9.03%	8.77%	7.65%	6.03%

Supplemental data
Net assets, end of period (000’s)	$205,803	$209,680	$280,461	$232,290	$216,971	$211,181
Portfolio turnover rate(3)	51%	80%	48%	39%	25%	78%
(1)Per share calculations were performed using average shares.
(2)Total return assumes a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of each period reported on the table. Total return assumes reinvestment of dividends and distributions at prices obtained pursuant to the Fund’s dividend reinvestment plan.
(3)Portfolio turnover is calculated on the basis of the Fund as a whole.

See accompanying notes to consolidated financial statements.

Asset-Based Finance Fund	April 30, 2026 (Unaudited)

Financial Highlights

	Six Months Ended April 30, 2026	Year Ended October 31,
	(Unaudited)	2025	2024	2023	2022	2021
Class T
Per share operating performance(1)
Net asset value, beginning of period	$23.15	$24.13	$22.59	$21.46	$27.17	$25.83
Income (loss) from investment operations
Net investment income	0.91	1.83	1.98	1.80	1.69	1.45
Net realized and unrealized gains (losses)	(0.72)	(0.97)	1.54	1.14	(5.47)	1.68
Total from investment operations	0.19	0.86	3.52	2.94	(3.78)	3.13

Distributions from
Net investment income	(0.84)	(1.84)	(1.98)	(1.81)	(1.90)	(1.43)
Realized gains	—	—	—	—	(0.03)	(0.36)
Total distributions	(0.84)	(1.84)	(1.98)	(1.81)	(1.93)	(1.79)
Net asset value, end of period	$22.50	$23.15	$24.13	$22.59	$21.46	$27.17
Total return(2)	0.70%	3.78%	15.90%	14.08%	(14.40)%	12.03%

Ratios to average net assets
Expenses, before reimbursement	5.40%	4.79%	5.48%	5.82%	3.86%	3.04%
Expenses, after reimbursement	3.62%	4.59%	5.43%	5.61%	3.82%	2.78%
Net investment income, before reimbursement	6.24%	7.64%	8.24%	7.81%	6.82%	5.00%
Net investment income, after reimbursement	8.02%	7.84%	8.29%	8.02%	6.86%	5.27%

Supplemental data
Net assets, end of period (000’s)	$30,456	$31,747	$35,264	$25,295	$24,724	$26,121
Portfolio turnover rate(3)	51%	80%	48%	39%	25%	78%
(1)Per share calculations were performed using average shares.
(2)Total return assumes a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of each period reported on the table. Total return assumes reinvestment of dividends and distributions at prices obtained pursuant to the Fund’s dividend reinvestment plan. Total investment return does not reflect sales load and is presented in accordance with General Instruction 13.b to Item 4.1 of Form N-2.
(3)Portfolio turnover is calculated on the basis of the Fund as a whole.

See accompanying notes to consolidated financial statements.

Asset-Based Finance Fund	April 30, 2026 (Unaudited)

Financial Highlights

	Six Months Ended April 30, 2026	Year Ended October 31,
	(Unaudited)	2025	2024	2023	2022	2021
Class U
Per share operating performance(1)
Net asset value, beginning of period	$22.28	$23.22	$21.74	$20.65	$26.18	$25.00
Income (loss) from investment operations
Net investment income	0.87	1.76	1.90	1.74	1.64	1.44
Net realized and unrealized gains (losses)	(0.69)	(0.93)	1.48	1.09	(5.27)	1.52
Total from investment operations	0.18	0.83	3.38	2.83	(3.63)	2.96

Distributions from
Net investment income	(0.81)	(1.77)	(1.90)	(1.74)	(1.87)	(1.42)
Realized gains	—	—	—	—	(0.03)	(0.36)
Total distributions	(0.81)	(1.77)	(1.90)	(1.74)	(1.90)	(1.78)
Net asset value, end of period	$21.65	$22.28	$23.22	$21.74	$20.65	$26.18
Total return(2)	0.72%	3.81%	15.88%	14.10%	(14.48)%	11.69%

Ratios to average net assets
Expenses, before reimbursement	5.41%	4.81%	5.50%	5.83%	3.92%	3.01%
Expenses, after reimbursement	3.62%	4.60%	5.44%	5.62%	3.86%	2.87%
Net investment income, before reimbursement	6.23%	7.62%	8.22%	7.80%	6.89%	5.29%
Net investment income, after reimbursement	8.02%	7.83%	8.27%	8.01%	6.94%	5.43%
Supplemental data
Net assets, end of period (000’s)	$273,051	$314,361	$423,806	$378,213	$259,440	$208,262
Portfolio turnover rate(3)	51%	80%	48%	39%	25%	78%
(1)Per share calculations were performed using average shares.
(2)Total return assumes a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of each period reported on the table. Total return assumes reinvestment of dividends and distributions at prices obtained pursuant to the Fund’s dividend reinvestment plan.
(3)Portfolio turnover is calculated on the basis of the Fund as a whole.

See accompanying notes to consolidated financial statements.

Asset-Based Finance Fund	April 30, 2026 (Unaudited)

Notes to Consolidated Financial Statements
1.    Organization

KKR Asset-Based Finance Fund (formerly, KKR Credit Opportunities Portfolio) (the “Fund”) was organized on September 5, 2019 as a statutory trust under the laws of the State of Delaware. The Fund is a closed-end registered management investment company, which commenced operations on February 28, 2020 and continuously offers its shares and operates as an interval fund. The Fund’s investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. The Fund is diversified for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”). KKR Credit Advisors (US) LLC serves as the Fund’s investment adviser (the “Adviser”).

On December 16, 2025, shareholders approved the conversion of KKR Credit Opportunities Portfolio into the KKR Asset-Based Finance Fund (the “Conversion”), which revised the investment strategy to focus on a multi-sector approach to investing in privately sourced and structured Asset-Based Finance (“ABF”) investments. Shareholders also approved an investment advisory agreement between the Adviser and the Fund (the “Investment Advisory Agreement”), which reflected certain changes made to the Fund’s fee structure to align the Adviser’s compensation with the Fund’s ability to generate income (Note 4). Prior to December 17, 2025, the Adviser provided advisory services to the Fund pursuant to a different investment advisory agreement, which provided for different compensation arrangements. As part of the Conversion, on December 16, 2025, shareholders also approved the Fund’s amended policy to make quarterly repurchase offers of 5% to 25% (previously 10% to 25%), which permits the Fund to more fully deploy investable capital in accordance with its revised investment strategy (Note 7).

As of April 30, 2026, an affiliate of the Adviser owned 17.35% of the outstanding shares of the Fund.
2.    Summary of Significant Accounting Policies
Basis of Presentation — The accompanying consolidated financial statements are presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and are stated in United States (“U.S.”) dollars. The Fund is an investment company following accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in these consolidated financial statements. Actual results could differ from those estimates.
Basis of Consolidation — The Fund’s consolidated financial statements include balances of both the Fund and its wholly owned subsidiary. All interfund transactions have been eliminated upon consolidation.
Valuation of Investments — The Board of Trustees (the “Board”) of the Fund has adopted valuation policies and procedures to ensure investments are valued in a manner consistent with GAAP as required by the 1940 Act. The Board designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the 1940 Act (the “Valuation Designee”). The Valuation Designee has primary responsibility for implementing the Fund’s valuation policies and procedures.
Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation techniques involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the instruments or market and the instruments’ complexity for disclosure purposes.
Assets and liabilities recorded at fair value on the Consolidated Statement of Assets and Liabilities are categorized based upon the level of judgment associated with the inputs used to measure their value. Hierarchical levels, as

Asset-Based Finance Fund	April 30, 2026 (Unaudited)

defined under GAAP, are directly related to the amount of subjectivity associated with the inputs to fair valuations of these assets and liabilities, and are as follows:
Level 1 — Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.
Level 2 — Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar instruments in active markets, and inputs other than quoted prices that are observable for the asset or liability.
Level 3 — Inputs are unobservable for the asset or liability, and include situations where there is little, if any, market activity for the asset or liability.
A significant decrease in the volume and level of activity for the asset or liability is an indication that transactions or quoted prices may not be representative of fair value because in such market conditions there may be increased instances of transactions that are not orderly. In those circumstances, further analysis of transactions or quoted prices is needed, and a significant adjustment to the transactions or quoted prices may be necessary to estimate fair value.
The availability of observable inputs can vary depending on the financial asset, liability, or unfunded commitments and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new, whether the product is traded on an active exchange or in the secondary market, and current market conditions. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for instruments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the asset. The variability of the observable inputs affected by the factors described above may cause transfers between Levels 1, 2 and/or 3.
Many financial assets and liabilities have bid and ask prices that can be observed in the marketplace. Bid prices reflect the highest price that the Fund and others are willing to pay for an asset. Ask prices represent the lowest price that the Fund and others are willing to accept for an asset. For financial assets and liabilities whose inputs are based on bid-ask prices, the Fund does not require that fair value always be a predetermined point in the bid-ask range. The Fund’s policy is to allow for mid-market pricing and adjust to the point within the bid-ask range that meets the Fund’s best estimate of fair value.
Depending on the relative liquidity in the markets for certain assets, the Fund may transfer assets to Level 3 if it determines that observable quoted prices, obtained directly or indirectly, are not available.
Investments are generally valued based on quotations from third-party pricing services, unless such a quotation is unavailable or is determined to be unreliable or inadequately representing the fair value of the particular assets. In that case, valuations are based on either valuation data obtained from one or more other third-party pricing sources, including broker dealers selected by the Adviser, or will reflect the Valuation Designee’s good faith determination of fair value based on other factors considered relevant. For assets classified as Level 3, valuations are based on various factors including financial and operating data of the company, company specific developments, market valuations of comparable companies and model projections.
The fair value of certain unfunded investments in delayed draw term loans and revolving lines of credit may at times be priced at less than par value resulting in a financial liability in the Consolidated Schedule of Investments and are valued in accordance with ASC Topic 820, Fair Value Measurements (“ASC 820”). These values are temporary and the funding of the commitment will result in these investments valued as financial assets. The interest rates shown for unfunded commitments in the Consolidated Schedule of Investments represents the commitment fee the Fund earns on the undrawn amounts.

Asset-Based Finance Fund	April 30, 2026 (Unaudited)

For the six months ended April 30, 2026, there were no significant changes to the Fund’s fair value methodologies.
Investments Measured at NAV — The Fund applies the practical expedient described in ASC 820 with respect to certain investments in entities such as special purpose vehicles (“SPVs”) and private investment companies that calculate net asset value (“NAV”) per share. ASC 820 permits an entity holding investments in other investment companies, or entities with attributes similar to an investment company, for which fair value is not readily determinable, to measure the fair value of such investments based on the reported NAV per share without adjustment. Accordingly, the Fund values these investments at NAV per share as a practical expedient. Investments measured at NAV per share as a practical expedient are not categorized within the fair value hierarchy.
Investment Transactions — Investment transactions are accounted for on the trade date, the date the order to buy or sell is executed. Interest income is accrued as earned. Interest income includes payment-in-kind (“PIK”) interest, which represents contractual interest that is added to the principal balance of the underlying investment or, in certain cases, collected in cash on the applicable interest payment date.
The Fund evaluates the collectability of interest income, including PIK interest, on an ongoing basis. Accrual of PIK interest is discontinued and previously accrued amounts are reversed through interest income when it is determined that such amounts are no longer collectible. Upon placing an investment on non-accrual status, no additional PIK interest is recognized until such time as collectability is reasonably assured.
Discounts and premiums on debt securities are accreted or amortized using the effective interest method over the life of the related investment. Paydown gains and losses on asset-backed securities are recorded as an adjustment to interest income. Realized gains and losses on investments are calculated using the specific identification method.
Dividend income on publicly traded equity securities is recorded on the ex-dividend date. Dividends from private SPVs are recognized when the SPV accrues a dividend payable in accordance with its governing documents and applicable agreements, at which time the Fund records its proportionate share of such dividend income.
Certain investments representing beneficial interests in securitized financial assets recognize interest income using the effective interest method in accordance with ASC Topic 325-40, Beneficial Interests in Securitized Financial Assets. Under this methodology, income is recognized based on the estimated effective yield, which is periodically reassessed based on current and projected cash flows.
Other Income — Other income consists of non-recurring fees earned in the ordinary course of business, such as structuring, consent, amendment, and prepayment fees. Such fees are recognized when earned.
Cash and Cash Equivalents — Cash and cash equivalents includes cash on hand, cash held in banks and highly liquid investments with original maturities of three or fewer months. As of April 30, 2026, the Fund was invested in the BlackRock Liquidity FedFund.
Foreign Currency Transactions — The books and records of the Fund are maintained in U.S. dollars. All investments denominated in foreign currency are converted to the U.S. dollar using prevailing exchange rates at the end of the reporting period. Income, expenses, gains and losses on investments denominated in foreign currency are converted to the U.S. dollar using the prevailing exchange rates on the dates when the transactions occurred.
The Fund bifurcates that portion of the results of operations resulting from changes in foreign exchange rates on investments and from the fluctuations arising from changes in market prices of securities held.
Foreign Currency Forward Exchange Contracts — The Fund may enter into foreign currency forward exchange contracts primarily to hedge against foreign currency exchange rate risk associated with certain of its non-U.S. dollar denominated investment securities. Forward currency contracts are valued at fair value as of the reporting date based on the difference between the contractual forward exchange rate and the forward exchange rate in effect at the reporting date.
Distributions to Shareholders — Distributions are accrued and declared daily and paid monthly, and distributable net realized capital gains, if any, are declared and distributed at least annually.

Asset-Based Finance Fund	April 30, 2026 (Unaudited)

Income Taxes — The Fund has elected to be treated and has qualified, and intends to continue to qualify in each taxable year, as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and in conformity with the Regulated Investment Company Modernization Act of 2010. The Fund will not be subject to federal income tax to the extent the Fund satisfies the requirements under Section 851 of the Code, including distributing all of its investment company taxable income and capital gains to its shareholders based on the Fund’s fiscal year end of October 31.
To avoid imposition of a 4.0% excise tax on undistributed income applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the year ended October 31) plus undistributed amounts, if any, from prior years.
The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50.0%) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions for the open tax years (2022-2025). However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities, ongoing analysis of and changes to tax laws, regulations and interpretations thereof.
As of April 30, 2026, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations. During the six months ended April 30, 2026, the Fund did not incur any interest or penalties.
Repurchase Offers — The Fund operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at NAV, of no less than 5.0% and no more than 25.0% of the Fund’s shares outstanding on the Repurchase Request Deadline (as defined below). There is no guarantee that shareholders will be able to sell all of the shares they desire to sell in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase at least 5.0% of such shareholder’s shares in each quarterly repurchase. Liquidity will be provided to shareholders only through the Fund’s quarterly repurchases. Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (the “Repurchase Request Deadline”).
3.    Risk Considerations
The Fund invests primarily in ABF investments across four key ABF market sectors: (i) consumer/mortgage finance, (ii) commercial finance, (iii) hard assets and (iv) contractual cash flows. These investments may involve certain risks, including, but not limited to, those described below:
Global Economic and Market Conditions — The Fund is materially affected by market, economic and political conditions and events, such as natural disasters, epidemics and pandemics, wars, supply chain disruptions, economic sanctions, globally and in the jurisdictions and sectors in which it invests or operates, including factors affecting interest rates, the availability of credit, currency exchange rates, trade barriers, trade disputes and tariffs. For example, the conflict between Russia and Ukraine, the conflict between Hamas and Israel, the conflict between the United States and Iran, rapid interest rate changes, heightened inflation, supply chain disruptions, geopolitical risks, economic sanctions and volatility in the banking and financial sectors have disrupted global economies and financial markets, and their prolonged economic impact is uncertain. Market, economic and political conditions and events are outside the Adviser’s control and could adversely affect the Fund’s operations, performance, liquidity and the value of the Fund’s investments, and reduce the ability of the Fund to make attractive new investments.
Asset-Based Finance Investments and Structured Products Risks — The investment characteristics of ABF investments differ from traditional debt securities. Payments of principal and interest on many ABF investments may be made more frequently and the principal may be prepaid at any time because the underlying loans or other financial assets generally may be prepaid, refinanced, liquidated or otherwise repaid before maturity. ABF investments

Asset-Based Finance Fund	April 30, 2026 (Unaudited)

represent interests in pools of financial assets such as credit card receivables, automobile loans, consumer loans, equipment leases, trade receivables or home equity loans. The price paid by the Fund for such investments, the yield expected to be received and the average life of the investment are based on a number of factors, including anticipated repayment and prepayment rates of the underlying assets.
Changes in interest rates may significantly affect repayment patterns of the underlying assets supporting ABF investments. During periods of declining interest rates, borrowers may refinance or otherwise prepay their obligations at a faster rate, causing the Fund to receive principal earlier than expected and reinvest such proceeds at lower prevailing rates of return. Conversely, when interest rates rise, repayments may slow, potentially extending the expected maturity of the investment and increasing the Fund’s exposure to below-market yields. These shifts in repayment behavior may reduce the Fund’s income, alter the expected duration of investments and negatively affect the market value of the securities.
ABF investments are often structured through trusts or SPVs in pass-through or securitized structures. The Fund may gain exposure to these assets through instruments such as collateralized loan obligations, collateralized debt obligations, collateralized bond obligations or similar structured products. The risks of such investments depend both on the quality of the underlying assets and the legal and structural features of the securities, including the creditworthiness of originators, servicers, counterparties or providers of credit enhancement. The Fund generally has recourse only to the cash flows generated by the underlying collateral, and such collateral may be insufficient to meet payment obligations.
Many structured ABF investments issue multiple classes or “tranches” with varying levels of risk, maturity and yield. Losses resulting from defaults, downgrades or declines in the value of underlying collateral are typically borne first by subordinate tranches, which increases their volatility and risk of loss. Even senior tranches may experience losses if collateral performance deteriorates, coverage tests fail or collateral must be liquidated. In addition, these investments may be privately offered, thinly traded or subject to limited pricing transparency, and their complex structures may make their reaction to interest rate changes and other economic factors difficult to predict, which could result in increased volatility and liquidity risk.
Mortgage-Backed Securities Risk — In addition to the risks associated with other ABF investments as described above, mortgage-backed securities are subject to the general risks associated with investing in real estate securities; that is, they could lose value if the value of the underlying real estate to which a pool of mortgages relates declines. In addition, mortgage-backed securities comprised of subprime mortgages and investments in other ABF investments collateralized by subprime loans could be subject to a higher degree of credit risk and valuation risk. Additionally, such securities could be subject to a higher degree of liquidity risk, because the liquidity of such investments could vary dramatically over time.
Leverage Risk — Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. When leverage is used, the NAV of the Fund’s shares and the Fund’s investment return will likely be more volatile. The use of leverage may also increase the Fund’s sensitivity to interest rate risk.
Market Risk — Bond markets rise and fall daily. As with any investment with performance tied to these markets, the value of an investment in the Fund will fluctuate, which means that shareholders could lose money.
Interest Rate Risk — Interest rates will rise and fall over time. During periods when interest rates are low, the Fund’s yield and total return also may be low. Changes in interest rates also may affect the Fund’s NAV and a sharp rise in interest rates could cause the Fund’s NAV to fall. The longer the Fund’s duration, the more sensitive to interest rate movements its NAV is likely to be. Changes in fiscal, economic, monetary and other policies or measures have in the past, and may in the future, cause or exacerbate the risks associated with changing interest rates.
Credit Risk — The Fund is subject to the risk that a decline in the credit quality of an investment could cause the Fund to lose money or underperform. The Fund could lose money if the issuer or guarantor of an investment fails to make timely principal or interest payments or otherwise honor its obligations.
Liquidity Risk — A particular investment may be difficult to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price.

Asset-Based Finance Fund	April 30, 2026 (Unaudited)

Prepayment and Extension Risk — The Fund’s investments are subject to the risk that the investments may be paid off earlier or later than expected. Either situation could cause the Fund to hold investments paying lower than market rates of interest, which could hurt the Fund’s yield or share price.
High Yield Risk — High yield securities and unrated securities of similar credit quality (sometimes called junk bonds) that the Fund may invest in are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.
Foreign Investment Risk — The Fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates (the currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, the U.S. dollar will decline in value relative to the currency being hedged) or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may be heightened in connection with investments in emerging markets.
Issuer Risk — The value of securities may decline for a number of reasons that directly relate to the issuer, such as its financial strength, management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.
4.    Agreements
Investment Advisory Agreement — The Adviser provides day-to-day portfolio management services to the Fund pursuant to the Investment Advisory Agreement that was initially approved by the Board at meetings held on May 29-31, 2025 and by shareholders of the Fund on December 16, 2025. Prior to December 17, 2025, the Adviser provided advisory services to the Fund pursuant to a different investment advisory agreement, which provided for different compensation arrangements (the “Prior Investment Advisory Agreement”). Pursuant to the Investment Advisory Agreement, the Adviser has discretion to purchase and sell investments in accordance with the Fund’s objectives, policies, and restrictions.
For the services it provided to the Fund prior to December 17, 2025, the Adviser received an annual fee, payable monthly by the Fund, in an amount equal to 1.3% of the average daily value of the Fund’s Managed Assets (the “Prior Investment Advisory Fee”). Beginning December 17, 2025, the Adviser receives an annual fee, payable monthly by the Fund, in an amount equal to 1.0% of the average daily value (as determined on each business day at the same time set forth in the Fund’s prospectus for determining the NAV per share) of the Fund’s net assets during the preceding month (the “Base Management Fee”). “Managed Assets” means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes).
Pursuant to the Investment Advisory Agreement, the Adviser also earns an incentive fee (the “Incentive Fee”), payable quarterly in arrears, commencing with the first full fiscal quarter after the effectiveness of the Investment Advisory Agreement, based on the Fund’s “Pre-Incentive Fee Net Investment Income” (as defined below) for the immediately preceding quarter (or portion thereof). The payment of the Incentive Fee is subject to a quarterly hurdle rate (the “Hurdle Rate”), expressed as a rate of return on the average daily value of the Fund’s net assets during the most recently completed fiscal quarter, of 1.25% (5.0% annualized), subject to a “catch-up” feature (as described below).
“Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income accrued during the fiscal quarter, minus the Fund’s operating expenses for the quarter (including the Investment Advisory Fee, any interest expense borne by the Fund, and any dividends paid on preferred stock issued by the Fund, but excluding the Incentive Fee and any shareholder servicing and/or distribution fees). Pre-Incentive Fee Net Investment Income includes accrued income that the Fund has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The

Asset-Based Finance Fund	April 30, 2026 (Unaudited)

Fund will pay the Adviser the Incentive Fee quarterly in arrears with respect to the Fund’s Pre-Incentive Fee Net Investment Income in each fiscal quarter as follows:
(i) No Incentive Fee will be payable to the Adviser in any fiscal quarter in which the Fund’s Pre-Incentive Fee Net Investment Income does not exceed the Hurdle Rate;
(ii) 100% of the dollar amount of the Fund’s Pre-Incentive Fee Net Investment Income, if any, that exceeds the Hurdle Rate but is less than or equal to 1.39% in any fiscal quarter (5.56% annualized) will be payable to the Adviser. This portion of the Fund’s Incentive Fee that exceeds the Hurdle Rate but is less than or equal to 1.39% is referred to as the “catch-up” and is intended to provide the Adviser with an incentive fee of 10% on all of the Fund’s Pre-Incentive Fee Net Investment Income when the Fund’s Pre-Incentive Fee Net Investment Income reaches 1.39% (5.56% annualized) on the average daily value of the Fund’s net assets in any fiscal quarter; and
(iii) 10% of the dollar amount of the Fund’s Pre-Incentive Fee Net Investment Income, if any, that exceeds 1.39% (5.56% annualized) on the average daily value of the Fund’s net assets in any fiscal quarter will be payable to the Adviser once the Hurdle Rate and catch-up have been achieved (10% of the Fund’s Pre-Incentive Fee Net Investment Income thereafter will be allocated to the Adviser).
Pursuant to the Management Fee Waiver Agreements (as defined below), the Adviser has agreed to temporarily waive fees payable to the Adviser under the Investment Advisory Agreement as follows:
(i) For the period beginning May 31, 2025 through December 16, 2025, the Adviser agreed to waive the Prior Investment Advisory Fee (the “Prior Fee Waiver Agreement”).
(ii) For the period beginning on December 17, 2025, through September 30, 2026, the Adviser has agreed to waive the Base Management Fee and the Incentive Fee payable under the Investment Advisory Agreement (the “2025 Management Fee Waiver Agreement”).
(iii) For the period beginning on October 1, 2026, through December 31, 2026, the Adviser has agreed to waive the Base Management Fee and the Incentive Fee under the Investment Advisory Agreement to the extent necessary to ensure that the aggregate Base Management Fee and the Incentive Fee payable by the Fund does not exceed 1.74% of the Fund’s average daily net assets (the “2026 Management Fee Waiver Agreement” and, together with the 2025 Management Fee Waiver Agreement, the “Management Fee Waiver Agreements”).
During the six months ended April 30, 2026, the Adviser earned and waived $3.3 million of the Base Management Fee and $1.1 million of the Incentive Fee.
For the period beginning February 28, 2025 through December 16, 2025, the Fund entered into an Expense Limitation and Reimbursement Agreement (the “Prior Expense Limitation Agreement”) with the Adviser pursuant to which the Adviser agreed to waive its monthly fee and, pay, absorb, or reimburse some or all of the Fund’s “Prior Specified Expenses” (as defined below), a “Prior Expense Limitation Payment,” for each month during the Prior Limitation Period (as defined below) to the extent necessary so that, for any fiscal year, the Fund’s Prior Specified Expenses did not exceed 0.4% of the average daily value of the Fund’s net assets. “Prior Specified Expenses” of the Fund means all expenses incurred in the business of the Fund, including organizational and operating expenses, with the exception of: (i) the Management Fee (as defined in the Fund’s prospectus), (ii) the Service Fee (as defined in the Fund’s prospectus), (iii) the Distribution Fee, (iv) brokerage costs, (v) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (vi) taxes, and (vii) extraordinary expenses (as determined in the sole discretion of the Adviser). The “Prior Limitation Period” commenced on February 28, 2020 and was extended through December 16, 2025. The Fund agreed to repay these amounts (“Prior Reimbursement Payment”) on a monthly basis, but only if and to the extent that Prior Specified Expenses plus the Prior Reimbursement Payment were less than 0.4% of the average daily value of the Fund’s net assets during the fiscal year (or, if a lower expense limit is then in effect, such lower limit). The Fund’s obligation to make Prior Reimbursement Payments expired 36 months from the month in which such fees are foregone or expenses are incurred by the Adviser.

Asset-Based Finance Fund	April 30, 2026 (Unaudited)

Pursuant to an Amended and Restated Expense Limitation and Reimbursement Agreement (the “Expense Limitation Agreement”), for the period beginning December 17, 2025 through February 28, 2027, the Adviser has agreed to waive its fees and/or reimburse expenses of the Fund (the “Expense Limitation Payment”) so that certain of the Fund’s expenses (the “Specified Expenses”) will not exceed 0.60% of the average daily value of the Fund’s net assets (annualized). The Fund has agreed to repay these amounts (“Reimbursement Payments”) on a monthly basis, but only if and to the extent that Specified Expenses are less than 0.60% of the average daily value of the Fund’s net assets (annualized) (or, if a lower expense limit is then in effect, such lower limit) within the 36-month period after the Adviser bears the expense. This arrangement cannot be terminated prior to February 28, 2027 without the Board’s consent. “Specified Expenses” is currently defined to include all expenses incurred in the business of the Fund, including organizational costs, with the exception of (i) the Base Management Fee, (ii) the Incentive Fee, (iii) the Shareholder Servicing Fee (as defined below), (iv) the Distribution Fee (as defined below), (v) brokerage costs, (vi) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (vii) taxes, and (viii) extraordinary expenses (as determined in the sole discretion of the Adviser).
The Expense Limitation Agreement terminates on February 28, 2027, but may be renewed by the mutual agreement of the Adviser and the Fund for successive terms.
As of April 30, 2026, the amount of Expense Limitation Payments since the inception of the Fund provided by the Adviser was $6.1 million and Reimbursement Payments to the Adviser was $0.4 million. The Fund’s management believes that Reimbursement Payments of the remaining Expense Limitation Payments were not probable as of April 30, 2026.
The following table reflects the Expense Limitation Payments that may become subject to reimbursement (in thousands):

For the period ended	Amount of Expense Limitation Payment	Eligible for Reimbursement Payment through

October 31, 2023	$854	October 31, 2026
October 31, 2024	441	October 31, 2027
October 31, 2025	1,381	October 31, 2028
April 30, 2026	320	April 30, 2029
	$2,996
Distributor — KKR Capital Markets LLC (the “Distributor”), an affiliate of the Adviser, is the principal underwriter and distributor of the shares and serves in that capacity on a best effort basis, subject to various conditions. Shares will be offered through other brokers, dealers and other financial intermediaries (referred to as “selling agents”) that have entered into selling agreements with the Distributor. Selling agents typically receive the sales load with respect to Class T shares purchased by their clients. The Distributor does not retain any portion of the sales load. Class T shares are sold subject to a maximum sales load of up to 2.0% of the offering price. However, purchases of Class T shares may be eligible for a sales load discount. The selling agents may, in their sole discretion, reduce or waive the sales load on a non-scheduled basis in individual cases. Class D shares, Class I shares and Class U shares are not subject to a sales load; however, investors could be required to pay brokerage commissions on purchases and sales of Class D shares, Class I shares and Class U shares to their selling agents.
The Fund pays the Distributor an ongoing fee (the “Shareholder Servicing Fee”) that is calculated and accrued monthly at an annualized rate of 0.25% of the net assets of the Fund attributable to Class D shares, Class T shares and Class U shares. The Shareholder Servicing Fee is for personal services provided to shareholders and/or the maintenance of shareholder accounts services and to reimburse the Distributor for related expenses incurred. The Distributor will generally pay all or a portion of the Shareholder Servicing Fee to the selling agents that sell Class D shares, Class T shares and Class U shares. During the six months ended April 30, 2026, the Fund incurred Shareholder Servicing Fees of $1.0 thousand, $39.1 thousand and $367.3 thousand for Class D, Class T and Class U, respectively.

Asset-Based Finance Fund	April 30, 2026 (Unaudited)

In addition, the Fund pays the Distributor an ongoing distribution fee (the “Distribution Fee”) that is calculated and accrued monthly at an annualized rate of 0.5% of the net assets of the Fund attributable to Class T shares and Class U shares. The Distribution Fee is for the sale and marketing of the Class T shares and Class U shares, and to reimburse the Distributor for related expenses incurred. The Distributor will generally pay all or a portion of the Distribution Fee to the selling agents that sell Class T shares and Class U shares. During the six months ended April 30, 2026, the Fund incurred distribution fees of $78.3 thousand and $735.6 thousand for Class T shares and Class U shares, respectively.
Payment of the Distribution Fee and the Shareholder Servicing Fee is governed by the Fund’s Distribution and Service Plan. Class I shares do not incur a Shareholder Servicing Fee or Distribution Fee, and Class D shares do not incur a Distribution Fee.
Administrator, Custodian and Transfer Agent — U.S. Bancorp Fund Services, LLC (“Fund Services” or “Administrator”), doing business as U.S. Bank Global Fund Services, serves as the Fund’s administrator pursuant to an administration agreement under which the Administrator provides administrative and accounting services.
U.S. Bank N.A. (the “Custodian”) serves as the Fund’s custodian pursuant to a custody agreement. The Custodian is an affiliate of Fund Services.
SS&C GIDS, Inc., serves as the Fund’s transfer agent pursuant to a transfer agency agreement.
Deferred Trustees’ Compensation — The Fund has a Deferred Trustees’ Compensation plan (the “Plan”) that allows the Trustees who are not deemed to be “interested persons” of the Fund as defined in the 1940 Act (the “Independent Trustees”) to defer compensation to a future payment period. The compensation is invested in shares of the Fund. The value of a participating Independent Trustee’s deferral account is based on the shares of deferred amounts as designated by the participating Independent Trustees. Changes in the value of the Independent Trustees’ deferral account are included in the Consolidated Statement of Operations. The accrued obligations under the Plan, including unrealized appreciation (depreciation), are included on the Consolidated Statement of Assets and Liabilities.
Other — Certain officers of the Fund are also officers of the Adviser. Such officers are not paid by the Fund for serving as officers of the Fund.
5.    Fair Value
The following table presents information about the Fund’s assets measured at fair value on a recurring basis as of April 30, 2026, and indicates the fair value hierarchy of the inputs utilized by the Fund to determine such fair value (in thousands):

	Level 1	Level 2	Level 3	NAV	Total

Assets:
Leveraged Loans	$—	$14,721	$122,804	$—	$137,525
High Yield Securities	—	2,811	34,658	—	37,469
Asset Backed Securities	—	145,180	116,868	—	262,048
Equity & Other Investments	—	1	16,319	123,800	140,120
Money Market Fund	23,517	—	—	—	23,517
Forward Foreign Currency Contracts	—	6	—	—	6
Total assets measured at fair value	$23,517	$162,719	$290,649	$123,800	$600,685

Liabilities:
Forward Foreign Currency Contracts	—	(1,215)	—	—	(1,215)
Total liabilities measured at fair value	$—	$(1,215)	$—	$—	$(1,215)
Restricted Securities — The Fund may invest in securities that are subject to legal or contractual restrictions on resale and may only be resold to the public pursuant to an effective registration statement under the Securities Act of

Asset-Based Finance Fund	April 30, 2026 (Unaudited)

1933, or to qualified institutional buyers in transactions exempt from such registration. The Fund identifies a security as restricted only if the security is subject to resale restrictions and the Fund is unable to sell the security to a qualified institutional buyer as of the end of the reporting period. The Fund does not incur registration costs upon the resale of securities to qualified institutional buyers in transactions exempt from registration. In certain circumstances, the issuer of restricted securities may bear the costs associated with registering such securities for resale.
In determining whether a restricted security is liquid, the Valuation Designee considers the availability of qualified institutional buyers, trading activity, dealer support and other relevant market-based factors. Restricted securities are generally valued utilizing market quotations, pricing services, or dealer quotations obtained from the secondary market. When market quotations are not readily available, or when a restricted security is determined to be illiquid, the security is valued at fair value in accordance with the Fund’s valuation policies and procedures approved by the Board. Such fair values are determined in good faith by the Valuation Designee, subject to the oversight of the Board.
The following are the details of the restricted securities of the Fund (in thousands, except share amounts):

Issuer (1)	Asset	Shares	Cost	Fair Value	Acquisition Date	% of Net Assets

Equity & Other Investments
Altitude II	Private Equity	729,429	$729	$786	11/16/2022	0.15%
KSC I Aircraft LP	Private Equity	28,664,750	28,665	28,693	10/21/2025	5.63%
Belk Inc	Common Stock	9,586	149	255	7/22/2024	0.05%
SI Group Inc	Common Stock	50,524	5,921	606	12/23/2025	0.12%
Yak Access LLC	Common Stock	11,000	—	1	3/10/2023	0.00%
Discover Financial Services	Private Equity	396,444	396	396	10/4/2024	0.08%
Global Lending Services LLC	Private Equity	203,422	203	290	8/5/2024	0.06%
Harley-Davidson Financial Services Inc	Private Equity	14,743,993	14,744	15,207	10/30/2025	2.98%
Harley-Davidson Financial Services Inc	Private Equity	1,102,297	1,102	1,112	10/30/2025	0.22%
Harley-Davidson Financial Services Inc	Private Equity	4,078,480	4,078	4,220	8/8/2025	0.83%
Newday Group Jersey Ltd	Private Equity	2,728,120	3,639	5,269	11/14/2025	1.03%
PayPal Danube 2	Private Equity	8,369,157	9,728	9,734	11/14/2025	1.91%
PayPal Danube 2	Private Equity	674,284	889	921	11/14/2025	0.18%
Sallie Mae Levered	Private Equity	1,490,786	1,491	1,392	11/26/2025	0.27%
SKP German Bank	Private Equity	1,370,217	1,609	1,579	12/17/2025	0.31%
SunPower Financial	Private Equity	25,075	25	27	6/7/2023	0.01%
Vehicle Secured Funding Trust	Private Equity	107,922	108	111	6/26/2024	0.02%
Orange Maple 2025-2 DAC	Private Equity	22,309,000	25,836	26,309	11/18/2025	5.16%
Foresight Energy LLC	Common Stock	17,979	205	97	6/30/2020	0.02%
Magna Legal Services LLC	Common Stock	618	62	114	11/22/2022	0.02%
48Forty Solutions LLC	Common Stock	440	43	—	1/14/2026	0.00%
48Forty Solutions LLC	Preferred Stock	440	4,904	1,924	1/14/2026	0.38%
Lipari Foods LLC	Common Stock	76,371	77	39	12/30/2022	0.01%
Quorum Health Corp	Trade Claim	212,000	86	13	7/7/2020	0.00%
Affordable Care Inc	11.750% 12/2069 Pref Equity	677,000	664	26	8/2/2021	0.01%
AVE Holdings I Corp	11.500% 12/2059 Pref Equity	298	289	39	2/25/2022	0.01%
MB2 Dental Solutions LLC	Warrants 08/15/2031	21,438	10	8	11/14/2024	0.00%
SIRVA Worldwide Inc	Common Stock (Class A)	2,131	6	—	8/20/2024	0.00%
SIRVA Worldwide Inc	Common Stock (Class B)	1,646	2	—	8/20/2024	0.00%
SIRVA Worldwide Inc	15.250% 08/2030 Pref Equity (Class A)	490	486	—	8/20/2024	0.00%
SIRVA Worldwide Inc	15.250% 08/2030 Pref Equity (Class B)	15	7	—	8/20/2024	0.00%
Kilter Finance 2.0	Common Stock	1,291,559	1,292	1,329	1/27/2026	0.26%
Australis Maritime II	Private Equity	113,252	113	119	5/30/2023	0.02%
Galaxy Container	Private Equity	153,258	153	147	11/21/2025	0.03%
Pretium Partners LLC P2	Private Equity	806,409	790	778	12/16/2021	0.15%

Asset-Based Finance Fund	April 30, 2026 (Unaudited)

Issuer (1)	Asset	Shares	Cost	Fair Value	Acquisition Date	% of Net Assets
Bond Aviation Holdings LLC	Private Equity	51,718	$52	$77	10/20/2025	0.02%
Alacrity Solutions Group LLC	8.000% Perp Pref Equity	674	805	—	2/28/2025	0.00%
Avenue One PropCo	Private Equity	2,491,775	2,492	1,204	3/15/2024	0.24%
TDC LLP	8.000% 06/2049 Pref Equity	282,259	364	384	11/28/2023	0.08%
TDC LLP	Private Equity	9,901	12	13	6/29/2023	0.00%
Flexsys Holdings Inc	Private Equity	6,388,539	6,389	6,389	4/20/2026	1.25%
Muskoka JV LLC	Private Equity	5,000	5,000	4,606	1/28/2026	0.90%
Auxilior Capital Partners Inc	14.500% 04/2030 Pref Equity	1	100	100	4/30/2024	0.02%
Kestra Financial Inc	12.000% 12/2031 Pref Equity	123	123	123	2/3/2025	0.02%
athenahealth Inc	10.750% 12/2031 Pref Equity	7,898,170	8,648	12,156	9/29/2025	2.38%
Ultra Electronics Holdings Ltd	Private Equity	43,729	—	284	9/8/2022	0.06%
Ultra Electronics Holdings Ltd	Private Equity	2,315,644	23	151	8/2/2022	0.03%
Total			$132,509	$127,028		24.92%
(1)Refer to the Consolidated Schedule of Investments for more details on securities listed.
The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value (in thousands):

	Leveraged Loans	High Yield Securities	Asset Backed Securities	Equity & Other Investments

Balances as of October 31, 2025	$131,668	$8,346	$75,200	$94,870
Purchases	46,719	29,548	82,352	17,376
Sales and paydowns	(54,869)	(4,145)	(39,271)	(12,292)
Accretion of discounts (premiums)	(164)	2	13	—
Net change in appreciation (depreciation)	6,539	842	(1,778)	(18,109)
Net realized gains (losses)	(7,089)	65	352	3,401
Transfers out (1)	—	—	—	(68,927)
Balances as of April 30, 2026	$122,804	$34,658	$116,868	$16,319
Net change in appreciation (depreciation) on investments held at April 30, 2026	$(3,806)	$903	$(1,322)	$(12,169)

(1) Securities valued using NAV as a practical expedient.
The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of April 30, 2026:

Asset-Based Finance Fund	April 30, 2026 (Unaudited)

Financial Asset	Fair Value (in thousands)	Valuation Technique(1)	Unobservable Inputs(2)	Range (Weighted Average)(3)	Impact to Valuation from an Increase in Input
Leveraged Loans	$122,804	Yield Analysis	Yield	4.7% - 28.5% (9.0%)	Decrease
			Discount Margin	2.2% - 25.1% (6.0%)	Decrease
		Market Comparables	EBITDA Multiple	5.6x - 9x (7.1x)	Increase
			Fwd EBITDA Multiple	4.8x - 11.5x (7.6x)	Increase
		Discounted Cash Flows	WACC	6.5%	Decrease
Asset Backed Securities	$116,868	Discounted Cash Flows	WACC	7.6% - 17.7% (9.8%)	Decrease
		Yield Analysis	Probability of Default	2.0%	Decrease
			Discount Margin	0.1% - 9.8% (7.0%)	Decrease
			Constant Prepayment Rate (4)	20.0%	Increase
Equity & Other Investments	$16,319	Market Comparables	Fwd EBITDA Multiple	4x - 12.4x (9.7x)	Increase
			EBITDA Multiple	4x - 17.4x (14.5x)	Increase
			Revenue Multiple	3.5x	Increase
			Fwd Revenue Multiple	1.6x	Increase
		Yield Analysis	Yield	11.9% - 15.2% (12.0%)	Decrease
		Discounted Cash Flows	WACC	18.0%	Decrease
High Yield Securities	$34,658	Discounted Cash Flows	WACC	8.5%	Decrease

(1)For the assets that have more than one valuation technique, the Fund may rely on the techniques individually or in aggregate based on a weight ascribed to each one ranging from 0.0%-100.0%. When determining the weighting ascribed to each valuation methodology, the Fund considers, among other factors, the availability of direct market comparables, the applicability of a discounted cash flow analysis and the expected hold period and manner of realization for the investment. These factors can result in different weightings among the investments and in certain instances, may result in up to a 100.0% weighting to a single methodology.
(2)The significant unobservable inputs used in the fair value measurement of the Fund’s assets and liabilities may include the last twelve months (“LTM”) EBITDA multiple, weighted average cost of capital, discount margin, probability of default, loss severity and constant prepayment rate. In determining certain of these inputs, management evaluates a variety of factors including economic, industry and market trends and developments, market valuations of comparable companies, and company specific developments including potential exit strategies and realization opportunities. Significant increases or decreases in any of these inputs in isolation could result in significantly lower or higher fair value measurement.
(3)Weighted average amounts are based on the estimated fair values.
(4)An increase in the constant prepayment rate would decrease the fair value of a security trading above par and increase the fair value of a security trading below par.
6.    Investment Transactions
The cost of investments purchased and the proceeds from the sale of investments, other than short-term investments, for the six months ended April 30, 2026 were as follows (in thousands):

Purchases	$425,932
Sales	$293,015
There were no purchases or sales of U.S. Government securities.
7.    Shareholder Transactions
Bonus Shares Program — The Fund intends to implement a bonus share program (the “Bonus Share Program”) pursuant to which eligible investors will receive additional shares of the Fund (the “Bonus Shares”) at no additional cost in connection with their purchase of shares. Such Bonus Shares will be purchased by the Adviser and/or its affiliates on behalf of (or transferred to) such eligible investors and will have the same rights as other shares of the same share class. Such purchases (or transfers) will be made from the assets of the Adviser and/or its affiliates (and not the Fund). Under the Bonus Share Program, existing shareholders will receive Bonus Shares of an amount and as of a record date to be determined by the officers of the Fund in their discretion. In addition, commencing on or about April 1, 2026 (such date representing the commencement of the Bonus Shares Program), investors who

Asset-Based Finance Fund	April 30, 2026 (Unaudited)

purchase shares of the Fund will also be eligible to receive Bonus Shares if such purchases are “Qualifying Purchases.” For purchases of shares to be deemed Qualifying Purchases, they must be made prior to the earlier of (i) the date the Fund achieves $500 million in aggregate purchase orders for shares following the commencement of the Bonus Share Program (the “Shares Threshold”) and (ii) the end of the six-month period following the commencement of the Bonus Share Program (such earlier date, the “Termination Date”). Bonus Shares will be purchased for (or transferred to) to eligible investors as of the first business day of the month after the Shares Threshold is reached (but no earlier than July 1, 2026), or on November 2, 2026 if the Fund does not reach the Shares Threshold within the six-month period following the commencement of the Bonus Share Program, at the Fund’s NAV as of such date. Bonus Shares purchased (or transferred) by the Adviser and/or its affiliates on behalf of eligible investors pursuant to the Bonus Share Program will be subject to a three-year claw-back period. During this period, the Adviser, in its sole discretion and subject to applicable law, may require the forfeiture or cancellation of some or all Bonus Shares under certain circumstances, including but not limited to repurchases, transfers, or other specified events. Such forfeitures or cancellations may be implemented in various ways to accommodate operational requirements across distribution channels, including through an equivalent reduction in the proceeds of a repurchase made during the three-year claw-back period. The Adviser may, in its sole discretion and at any time, modify the terms of the Bonus Share Program, including the Termination Date, or otherwise suspend or terminate the Bonus Share Program, subject to applicable law, and investors should not rely on the continued availability of Bonus Shares when making investment decisions.
Repurchase Offers — As a fundamental policy, which may not be changed without shareholder approval, the Fund offers shareholders the opportunity to request the repurchase of their shares on a quarterly basis. The Fund is required to offer to repurchase no less than 5.0% of its outstanding shares with each repurchase offer and under normal market conditions, the Board expects to authorize a 5.0% offer (“Repurchase Offer”). The Fund may not offer to repurchase more than 25.0% of its outstanding shares during any offer. Quarterly repurchases will occur in the months of January, April, July and October.
The time and dates by which Repurchase Offers must be received in good order (“Repurchase Request Deadline”) are generally 4:00 p.m. Eastern time on the first Friday of the month in which the repurchase occurs. The repurchase price will be the Fund’s NAV determined on the repurchase pricing date, which will be a date not more than 14 calendar days following the Repurchase Request Deadline (“Repurchase Pricing Date”). Payment for all shares repurchased pursuant to these offers will be made no later than seven calendar days after the Repurchase Pricing Date (“Repurchase Payment Deadline”). Under normal circumstances, it is expected that the Repurchase Request Deadline will be the same date as the Repurchase Pricing Date. If the tendered shares have been purchased immediately prior to the tender, the Fund will not release repurchase proceeds until payment for the tendered shares has settled.
If more shares are tendered for repurchase than the Fund has offered to repurchase, the Board may, but is not obligated to, increase the number of shares to be repurchased by up to 2.0% of the shares outstanding on the Repurchase Request Deadline. If there are still more shares tendered than are offered for repurchase, shares will be repurchased on a pro rata basis.
During the six months ended April 30, 2026, the Fund completed two quarterly repurchase offers. For the repurchase offer ended January 9, 2026, the Fund offered to repurchase up to 10.0% of its issued and outstanding shares as of the Repurchase Pricing Date. For the repurchase offer ended April 10, 2026, the Fund offered to repurchase up to 5.0% of its issued and outstanding shares as of the Repurchase Pricing Date. The results of the repurchase offers were as follows:

Repurchase Request Deadline	Percentage of Outstanding Shares the Fund Offered to Repurchase(1)	Repurchase Pricing Date	Pricing Date NAV	Amount Repurchased (in thousands)	Number of Shares Repurchased (all classes)	Percentage of Outstanding Shares Repurchased

1/9/2026	10%	1/9/2026	$22.51	$30,169	1,355,018	5.47%
4/10/2026	5%	4/10/2026	$22.02	$26,626	1,215,676	5.03%
(1)If total repurchase request exceeds 5.0% of the Fund’s outstanding shares, the Fund may increase the number of shares that it is offering to repurchase by up to an additional 2.0% of its total outstanding shares.

Asset-Based Finance Fund	April 30, 2026 (Unaudited)

Transactions to the Fund’s shares were as follows:

	Six Months Ended April 30, 2026		Year Ended October 31, 2025
	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold
Class D	—	$—	—	$—
Class I	563,755	12,949	659,232	15,727
Class T	21,617	500	145,057	3,371
Class U	—	—	722,875	16,525
Class PT	—	—	12,000	300

Reinvested Dividends
Class D	—	—	—	—
Class I	125,576	2,879	401,830	9,478
Class T	40,193	913	91,282	2,132
Class U	354,611	7,753	986,197	22,167
Class PT	—	—	—	—

Shares Redeemed(1)
Class D	(40,062)	(861)	(22,496)	(491)
Class I	(599,015)	(13,684)	(3,602,160)	(83,932)
Class T	(79,357)	(1,791)	(359,365)	(8,221)
Class U	(1,852,260)	(40,459)	(5,811,334)	(129,586)
Class PT	—	—	(12,000)	(292)

Shares Exchanged
Class D	—	—	—	—
Class I	—	—	1,266	30
Class T	—	—	33,168	798
Class U	—	—	(35,880)	(828)
Class PT	—	—	—	—
Net Decrease in Net Assets	(1,464,942)	$(31,801)	(6,790,328)	$(152,822)
    (1) Class PT shares were fully redeemed as of October 31, 2025.
8.    Commitments and Contingencies
The Fund may enter into certain credit agreements, of which all or a portion may be unfunded. The Fund will maintain sufficient liquidity to fund these commitments at the borrower’s discretion. As of April 30, 2026, total unfunded commitments on these credit agreements were $46.0 million and the cumulative unrealized losses on these unfunded commitments were approximately $0.1 million.
Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum liability exposure under these arrangements is unknown, as future claims that have not yet occurred may be made against the Fund. However, based on experience, management expects the risk of loss to be remote.

Asset-Based Finance Fund	April 30, 2026 (Unaudited)

9. Federal Income Taxes
The timing and characterization of certain income, capital gains, and return of capital distributions are determined annually in accordance with federal tax regulations, which may differ from GAAP. As a result, the net investment income and net realized losses on investment transactions for a reporting period may differ significantly from distributions during such period. These book to tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital or distributable earnings, as appropriate, in the period in which the differences arise.
As of October 31, 2025, the Fund’s most recent fiscal year end, the permanent differences reclassified (to)/from Accumulated Deficit and Paid-in Capital were not material to the Fund’s financial statements.
The tax character of distributions declared for the six months ended April 30, 2026 and the year ended October 31, 2025 were as follows (in thousands):

	Ordinary Income	Total

April 30, 2026*	$20,594	$20,594
October 31, 2025	56,097	56,097
*The final tax character of any distribution declared during 2026 will be determined in January 2027 and reported to shareholders on IRS Form 1099-Div in accordance with federal income tax regulations.
As of October 31, 2025, the components of accumulated losses on a tax basis for the Fund are as follows (in thousands):

Undistributed Ordinary Income	Net Unrealized Depreciation	Other Temporary Differences	Total Accumulated Losses

$5,052	$(21,353)	$(63,364)	$(79,665)
Net capital losses earned may be carried forward indefinitely and must retain the character of the original loss. As of October 31, 2025, the Fund had non-expiring capital loss carry-forwards of $61.2 million.
As of October 31, 2025, the total cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation for securities held by the Fund are as follows (in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Depreciation

$742,126	$24,135	$(45,488)	$(21,353)
10.     Borrowings
Credit Facilities — On July 13, 2023, the Fund entered into a multi-currency credit facility agreement (the “BNP Credit Facility”) with BNP Paribas SA to borrow up to $300.0 million, with options to increase the commitment in $5.0 million increments. Borrowings accrue interest based on the Secured Overnight Financing Rate, or at a rate applicable to each currency’s borrowings, plus a spread of 1.90%. Commitment fees accrue daily at a rate of 0.35% or 0.65%, depending on the utilization levels. On August 26, 2025, the BNP Credit Facility was modified to reduce the spread to 1.50%, update the borrowing base to include certain asset-based finance investments, and amend the maturity date so that the BNP Credit Facility can be terminated with a 180-day notice prior to its stated maturity date of July 13, 2026. Unless terminated by such notice, the BNP Credit Facility’s commitment terminates on July 13, 2026, with an option to extend the term.

Asset-Based Finance Fund	April 30, 2026 (Unaudited)

On March 20, 2026, the Fund entered into a multi-currency credit facility agreement (the “Regions Credit Facility”) with Regions Bank to borrow up to $300.0 million, with an accordion feature to increase the borrowing commitment to $1.0 billion. Borrowings accrue interest at the rate applicable to each currency’s borrowings, plus a spread of 2.80%. Commitment fees accrue daily at a rate of 0.30%. The Regions Credit Facility matures on March 20, 2031. The fair value of the Regions Credit Facility approximates its carrying value due to variable interest rates that periodically reset to market rates. This fair value was determined using Level 2 inputs in the fair value hierarchy.
The components of interest expense, average interest rates (i.e., base interest rate in effect plus the spread), and average borrowings for the BNP Credit Facility and Regions Credit Facility during the six months ended April 30, 2026 were as follows (in thousands):

Stated interest expense	$3,939
Interest on reverse repurchase agreements	47
Unused commitment fees	311
Amortization of deferred financing costs	254
Total interest expense	$4,551
Weighted average interest rate	5.02%
Average credit facility borrowings	$158,259
Reverse Repurchase Agreements — On May 25, 2022 and January 14, 2026, the Fund executed Master Repurchase Agreements (“MRAs”) with each of J.P. Morgan Securities LLC and the Royal Bank of Canada. Under a reverse repurchase agreement, the Fund delivers a security to a counterparty in exchange for cash and simultaneously agrees to repurchase the same or substantially the same security at an agreed-upon price on a specified future date. The Fund retains the right to receive principal and interest payments, if any, made on the security during the term of the agreement.
Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreements.
As of April 30, 2026, the Fund had no reverse repurchase agreements outstanding.
11.     Segment Reporting
The Fund operates through a single operating and reporting segment with investment objectives of generating current income and, to a lesser extent, long-term capital appreciation. The Fund’s President acts as the Fund’s chief operating decision maker (“CODM”) and is responsible for assessing performance and allocating resources with respect to the Fund. The CODM has concluded that the Fund operates as a single operating segment because the Fund has a single investment strategy, as disclosed in its prospectus, against which the CODM assesses the Fund’s performance. In addition to other metrics, the CODM uses the net increase/decrease in net assets resulting from operations as a key metric to assess the Fund’s performance against its benchmark. As the Fund’s investment operations comprise a single reporting segment, the segment assets are the same assets that are reported in the Consolidated Statement of Assets and Liabilities, and significant segment expenses are the same as those listed on the Consolidated Statement of Operations.

Asset-Based Finance Fund	April 30, 2026 (Unaudited)

12. Forward Foreign Currency Contracts
The Fund enters into forward foreign currency contracts to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed. Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Consolidated Statement of Assets and Liabilities. The Fund’s primary risk related to hedging is the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
As of April 30, 2026, the fair value of forward foreign currency contract assets and liabilities were $6.0 thousand and $1.2 million, respectively, as reflected in the Consolidated Statement of Assets and Liabilities. For the six months ended April 30, 2026, the change in net unrealized depreciation on the forward foreign currency contracts were $1.5 million, as reflected in the Consolidated Statement of Operations.

Asset-Based Finance Fund	April 30, 2026 (Unaudited)

VOTING RESULTS FROM THE DECEMBER 16, 2025 - SPECIAL SHAREHOLDER MEETING
At the Special Meeting of Shareholders held on December 16, 2025, shareholders approved the Investment Advisory Agreement between the Fund and the Adviser in connection with the change in the Fund’s non-fundamental investment strategy based on the following results:

Total Outstanding Shares	26,352,507
Total Shares Voted	13,158,338
For	12,241,034
Against	332,360
Withheld	584,724
At the Special Meeting of Shareholders held on December 16, 2025, shareholders approved a change to the terms of the Fund’s fundamental policy to make quarterly offers to repurchase its outstanding shares based on the following results:

Total Outstanding Shares	26,352,507
Total Shares Voted	13,158,338
For	12,193,802
Against	628,689
Withheld	515,527
VOTING RESULTS FROM THE JANUARY 28, 2026 SPECIAL SHAREHOLDER MEETING
At the Special Meeting of Shareholders held on January 28, 2026, shareholders approved the election of Lourdes Perez-Berkeley as a Trustee to the Board of Trustees based on the following results:

Total Outstanding Shares	24,635,774
Total Shares Voted	10,566,400
For	9,924,083
Against	251,965
Withheld	390,352
At the Special Meeting of Shareholders held on January 28, 2026, shareholders approved the election of James H. Kropp as a Trustee to the Board of Trustees based on the following results:

Total Outstanding Shares	24,635,774
Total Shares Voted	10,566,400
For	9,707,389
Against	251,965
Withheld	607,046
At the Special Meeting of Shareholders held on January 28, 2026, shareholders approved the election of Avi Korn as a Class II Trustee to the Board of Trustees based on the following results:

Total Outstanding Shares	24,635,774
Total Shares Voted	10,566,400
For	9,673,867
Against	259,219
Withheld	633,314

Asset-Based Finance Fund	April 30, 2026 (Unaudited)

Privacy Notice
Protection and Security of Your Personal Information
Kohlberg Kravis Roberts & Co. L.P. (“KKR”) respects our investors’ right to privacy. All financial companies choose how they share personal information. Consumers have the right under U.S. federal law to limit some, but not all, sharing of personal information. U.S. federal law also requires us to inform you how we collect, share and protect your personal information. Investors may also have additional limiting rights under their respective State’s law. This notice is provided by KKR, its affiliates, and funds (“KKR”, “we”, or “us”). Please read this notice carefully to understand what we do, and call us at (212) 750-8300 if you have any questions.
The Personal Information We Collect and How We Collect It
We collect the following types of personal information about individuals who are our investors:
•Information we receive from investors in subscription agreements, questionnaires and in other forms, such as name, address, account information, social security number, the types and amounts of investments, statements of net worth, telephone number, and other contact information;
•Information we receive from investors, affiliates and other companies about investors’ transactions with us, our affiliates, or other financial institutions with which we have relationships; and
•Information we receive from third parties such as demographic information and information collected to comply with law and regulation.
When you are no longer an investor with us, we continue to share your information as described in this notice.
How and Why We Share Personal Information
This section lists reasons why financial companies can share their customers’ personal information. With respect to each reason, we explain whether KKR chooses to share for this reason and, if we do share, whether you can limit this sharing.
•For everyday business purposes: KKR shares personal information for everyday business purposes, such as to
•process your transactions;
•provide financial products or services to you;
•maintain your investment(s);
•secure business services, including printing, mailing, and processing or analyzing data;
•secure professional services, including accounting and legal services; or
•respond to court orders and legal investigations.
You cannot limit sharing by KKR for everyday business purposes.
•For our marketing purposes: KKR shares personal information for our marketing purposes so that we can offer products and services to you. You cannot limit sharing by KKR for this reason.
•For joint marketing with other financial companies: KKR does not share personal information for joint marketing with other financial companies.
•For use by affiliates in providing products and services to you: KKR shares personal information for our affiliates’ use in providing you with products and services that meet your financial services needs. You cannot limit sharing by KKR for this reason.

Asset-Based Finance Fund	April 30, 2026 (Unaudited)

•For the everyday business purposes of affiliates: KKR does not share personal information, including information about your credit worthiness, with our affiliates for their everyday business purposes.
•For use by affiliates to market to you: KKR does not share personal information with affiliates so that they can market to you.
•For use by non-affiliates to market to you: KKR does not share personal information with non-affiliates so that they can market to you.
U.S. Federal law gives you the right to limit sharing of your personal information only for use (i) by affiliates everyday business purposes (information about your creditworthiness), (ii) by affiliates to market to you, and (iii) by non-affiliates to market to you. U.S. State laws and individual companies may give you additional rights to limit sharing.
How We Protect Your Personal Information
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
Definitions
Affiliates: Companies related by common ownership or control. They can be financial and nonfinancial companies. KKR does not share with our affiliates, except to provide you products and services that meet your financial needs.
Non-affiliates: Companies not related by common ownership or control. They can be financial and nonfinancial companies. KKR does not share with non-affiliates so they can market to you.
Joint Marketing: A formal agreement between nonaffiliated financial companies that together market financial products and services to you. KKR does not jointly market.

(b) Not applicable for semi-annual report.

Item 2. Code of Ethics.

Not applicable for semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual report.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual report.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Not applicable for semi-annual report.

(a)(2) Not applicable for semi-annual report.

(a)(3) Not applicable for semi-annual report.

(a)(4) Not applicable for semi-annual report.

(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No purchases were made during the reporting period by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees since the registrant last provided disclosure in response to this item.

Item 16. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) There have been no changes in the registrant’s internal control over financial reporting during the period covered by this report that materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the period reported on this Form N-CSR.

Item 18. Recovery of Erroneously Awarded Compensation

(a) Not applicable.

(b) Not applicable.

Item 19. Exhibits.

(a)(1) Not applicable.

(a)(2) Not applicable for semi-annual report.

(a)(3) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KKR Asset-Based Finance Fund

By /s/ Avi Korn
Avi Korn, Principal Executive Officer

Date June 25, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Avi Korn
Avi Korn, Principal Executive Officer

Date June 25, 2026

By /s/ Thomas Murphy
Thomas Murphy, Principal Financial Officer

Date June 25, 2026